[MH&M Final]

[Translation]

SECURITIES REGISTRATION STATEMENT

LOOMIS SAYLES FUNDS II - LOOMIS SAYLES INVESTMENT GRADE BOND FUND

SECURITIES REGISTRATION STATEMENT

To:	Director of the Kanto
Local Finance Bureau

Filing Date of SRS: March 31, 2011

Name of the Registrant Trust:	LOOMIS SAYLES FUNDS II

Name and Official Title of the Representative:	Michael Kardok Treasurer of the Trust

Address of Principal Office:	399 Boylston, Boston, Massachusetts 02116 U. S. A.

Name and Title of Registration Agent:	Harume Nakano Attorney-at-Law

Ken Miura Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto Marunouchi Park Building, 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano Ken Miura Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto Marunouchi Park Building, 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:	LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:	Shares of a series of a diversified open-end management investment company organized as a Massachusetts business trust;

Up to 1,300 million dollars (approximately 106.8 billion yen)

Note:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=¥82.13 the mean of the exchange rate quotations by The Bank of Mitsubishi Tokyo UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of January 31 2011.

Places where a copy of this Securities Registration

Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(hereinafter referred to as the “Fund”)

2.	NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:	Six classes of shares (Class J Shares, Class A Shares, Class B Shares, Class C Shares,

Class Y Shares and Admin Class Shares)

Registered Shares without par value

In Japan Class J Shares (hereinafter referred to as the “Shares”), which are open-end type, are for public offering. No rating has been/will be acquired or available upon request from the Registrant Trust.

3.	TOTAL AMOUNT OF OFFERING PRICE: (IN JAPAN)	Up to 1,300 million dollars (approximately 106.8 billion yen)

Note 1:	Dollar amount is translated for convenience at the rate of $1.00=¥82.13 (the mean of the exchange rate quotations by The Bank of Mitsubishi Tokyo UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of January 31, 2011). The same applies hereinafter.

Note 2:	In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	Net Asset Value per Share next calculated on the day on which the Fund has received such application

Note:	Issue prices are available at the places of subscription mentioned in 8 below.

5.	SALES CHARGE:	3.15% (3.00% without tax) of the Sales Price. The Sales Price means the Issue Price divided by 0.995 (rounded to the third decimal place).

6.	MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:	The minimum amount for purchase of Shares is 100 shares and shares may be purchased in integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	from April 1, 2011 (Friday) to March 30, 2012 (Friday) Provided that the subscription is handled only on a Fund Business Day and a business day when the Distributors in Japan are open for business in Japan. Each distributor in Japan determines each closing time of subsriprion. It is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund Business Days preceding the ex-dividend day of each month.

Note:	A “Fund Business Day” is any day on which the New York Stock Exchange is open for business.

8.	PLACE OF SUBSCRIPTION:	Marusan Securities Co., Ltd. (hereinafter referred to as “Marusan”) 5-2, Nihonbashi 2-chome, Chuo-ku, Tokyo SMBC Friend Securities Co., Ltd. (hereinafter referred to as “ SMBC Friend”) 7-12, Nihonbashi Kabutocho, Chuo-ku, Tokyo Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (hereinafter referred to as “Mitsubishi UFJ Morgan Stanley”) 5-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo (hereinafter the above three companies referred to as “Distributors in Japan” collectively or as “Distributor in Japan” severally.)

Note:	The subscription is handled at the head office and the branch offices in Japan of the above-mentioned financial instruments firms.

9.	DATE OF PAYMENT:	Investors shall pay the Sales Price and Sales Charge to the Distributors in Japan within 4 business days in Japan when the Distributors in Japan confirm the execution of the order.

10.	PLACE OF PAYMENT:	Marusan Securities Co., Ltd. 5-2, Nihonbashi 2-chome, Chuo-ku, Tokyo SMBC Friend Securities Co., Ltd. 7-12, Nihonbashi Kabutocho, Chuo-ku, Tokyo Mitsubishi UFJ Morgan Stanley Securities Co., Ltd 5-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo The total Issue Price will be transferred by the Distributors in Japan to the account of the Fund at State Street Bank and Trust Company, the custodian, within 3 Fund Business Days from (and including) the day on which the application becomes effective.

11.	MATTERS CONCERNING THE TRANSFER AGENT:

Not applicable.

12.	MISCELLANEOUS:

(A)	Deposit for subscription:

None.

(B)	Outline of Underwriting, etc.:

(a)	The Distributors in Japan will undertake to make a public offering of Shares in accordance with the respective agreements dated May 4, 1999 (as amended by the Amendment Agreement dated November 30, 2009 in case of Marusan, by the Amendment Agreement dated December 3, 2009 in case of Mitsubishi UFJ Morgan Stanley and by the Amendment Agreement dated December 16, 2009 in case of SMBC Friend) with Loomis Sayles Distributors, L.P. (hereinafter referred to as the “Distributor”) in connection with the sale of the Shares in Japan.

(b)	During the public offering period, the Distributors in Japan will execute or forward the purchase orders of the Shares received directly or indirectly through other Sales Handling Companies (hereinafter, together with the Distributors in Japan, referred to as “Sales Handling Companies”) to the Fund.

(c)	The Fund has appointed Marusan as the Agent Company in Japan.

Note:	“The Agent Company” shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and other sales handling companies (the “Sales Handling Companies”) rendering such other services.

(C)	Method of Subscription:

Investors who subscribe to Shares shall enter into a Sales Handling Company agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and the investors shall submit to the Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.

(D)	Expenses summary:

The following tables describe the fees and expenses that investors may pay if investors buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from investors’ investment)

Class of Fund Shares	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class J	3.50%

Annual Fund Operating Expenses (expenses that an investor pay each year as a percentage of the value of the investor’s investment)

Fund	Management Fees (1)	Distribution (12b-1) fees (2)	Other Expenses (3)	Total Annual Fund Operating Expenses (4) ((1)+(2)+(3))	Less: Fee Reduction and/or Reimbursement* (5)	Total annual fund operating expenses after fee reduction and/or expense reimbursement (6) ((4)-(5))
Loomis Sayles Investment Grade Fund Class J	0.40%	0.75%	0.15%	1.30%	0.00%	1.30%

*	Loomis Sayles has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.30% of the Fund’s average daily net assets for Class J Shares, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. Loomis Sayles will be permitted to recover, on a class by class basis, manage- ment fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30% of the Fund’s average daily net assets for Class J shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that investors invest $10,000 in the Fund for the time periods indicated and then redeem all of their shares at the end of those periods. The example also assumes that investors’ investment has a 5% return each year and the Fund’s operating expenses remain the same. Although investors’ actual costs may be higher or lower, based on these assumptions investors’ costs would be:

Fund	1 year	3 years	5 years	10 years
Loomis Sayles Investment Grade Bond Fund - Class J	$478	$748	$1,038	$1,863

(E)	Offerings other than in Japan:

In parallel with the Public Offering in Japan of the Fund’s Class J Shares, Class A Shares, Class C Shares, Class Y Shares and Admin Class Shares will be offered in the United States of America.

PART II. INFORMATION CONCERNING FUNDS

I.	DESCRIPTION OF THE FUND

l.	NATURE OF THE FUND

(1)	Objective and Basic Nature of the Fund

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

The Fund is a series of Loomis Sayles Funds II (the “Trust”).

The Trust is registered with the United States Securities and Exchange Commission (“SEC”) as an open-ended management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) dated February 20, 1991 as amended and restated on July 21, 2005, as is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each series of the Trust except the Loomis Sayles International Bond Fund is diversified. The Trust currently has eleven series: Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Disciplined Equity Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Value Fund and Loomis Sayles Global Markets Fund.

The Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of each series (each, a “fund”). Each share of each fund represents an equal proportionate interest in such fund with each other share of that fund and is entitled to a proportionate interest in the dividends and distributions from the fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust’s Board of Trustees may determine. When an investor invests in a fund, the investor acquires freely transferable shares of beneficial interest that entitle the investor to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share the investor owns at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of any fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the fund are entitled to share pro rata in the net assets attributable to that class of shares of the fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The assets received by the fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the fund. The underlying assets are segregated and are charged with the expenses with respect to that fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the fund, certain expenses may be legally chargeable against the assets of all funds in the Trust.

The Declaration of Trust also permits the Trust’s Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J, Class A, Class C, Class Y Shares and Admin Class Shares. The Trust’s Board of Trustees may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by votes of at least two-thirds of the outstanding shares of the relevant Fund. Similarly, any class within a fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Funds or any class within a Fund upon written notice to their shareholders.

(2)	History of the Fund

February 20, 1991:	Organization of the Trust as a Massachusetts business trust. Adoption of the Declaration of Trust.

October 21, 1996:	Adoption of Resolutions by the Board of Trustees of the Trust to establish the Fund.

January 2, 1997	Commencement of management of the Fund

May 24, 1999	Commencement of the Public Offering in Japan

July 1, 2003	The Agreement and Declaration of Trust was amended.

July 21, 2005	The First Amended and Restated Agreement and Declaration of Trust was effected.

(3)	Structure of the Fund

(A) Structure of the Fund

Loomis Sayles Funds II ("Trust")
Loomis Sayles Investment Grade Bond Fund ("Fund") Class J
Trustees (Agreement and Declaration of Trust)
Distribution Agreement
Custody Contract
Shareholder Servicing and Transfer Agent Agreement
Custodian Shareholder Servicing, Transfer and Dividend Paying Agent
State Street Bank and Trust Company (acts as custodian and shareholder servicing, transfer and dividend paying agent in connection with Class J of the Fund)
Distributor
Loomis Sayles Distributors, L.P. (acts as distributor)
Distribution, Repurchase and Shareholder Servicing Agreement
Administrative Services Agreement
Agent Company Agreement
Advisory Agreement
Distributor in Japan Agent Company
Marusan Securities Co., Ltd. (forwarding of sales in Japan and rendering of service as agent company)
Administrative Service Agent
Natixis Asset Management Advisors, L.P. (acts as administrative service agent of the Fund)
Investment Management Company
Loomis, Sayles & Company, L.P. (acts as investment management of the Fund and investment adviser concerning the Fund's assets)
Distributors in Japan
SMBC Friend Securities Co., Ltd.
Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

(B)	Names of the Investment Management Company and the affiliated companies of Class J shares of the Fund, their roles in management of the Fund, and summary of agreements concluded between the Trust or the Fund and related companies are as follows:

Role in management of the Fund	Name	Outline of the Agreement
Investment Management Company	Loomis, Sayles & Company, L.P.	Under the Advisory Agreement (Note 1) dated October 30, 2000 (as amended) concluded with the Trust, it renders investment management services to the Fund and investment adviser’s services concerning the Fund’s assets

Administrative Services Agent	Natixis Asset Management Advisors, L.P.	The Administrative Services Agreement (Note 2) was originally entered between the Trust and Loomis, Sayles and Company, L.P. on May 8, 2000. Loomis, Sayles and Company, L.P. subsequently assigned the agreement to IXIS Management Services Company. (formerly CDC IXIS Management Services, Inc.) on July 1, 2003. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. became the administrative services agent pursuant to a new administrative services agreement with the Trust. IXIS Asset Management Advisors, L.P. changed its name to Natixis Asset Management Advisors, L.P. on August 1, 2007.

Custodian Shareholder Servicing, Transfer and Dividend Paying Agent	State Street Bank and Trust Company	Under the Custodian Contract (Note 3) dated September 1, 2005 (as amended) and the Transfer Agency and Service Agreement (Note 4) dated November 3, 1999, both concluded with the Trust, State Street Bank and Trust Company, which is located in Boston, Massachusetts, acts as Custodian and Shareholder Servicing, Transfer and Dividend Paying Servicing Agent of the Fund.

Agent Company	Marusan Securities Co., Ltd.	The Agent Company, a securities company in Japan acts as the agent company under the Agent Company Agreement (Note 5) concluded with the Trust on May 4, 1999.

(Note 1)	“Advisory Agreement” shall mean an agreement pursuant to which an Investment Management Company agrees to provide investment management services for the assets of the Fund.

(Note 2)	“Administrative Services Agreement” shall mean an agreement pursuant to which an Administrative Service Agent agrees to perform or arrange the various accounting, administrative, compliance and legal services.

(Note 3)	“Custodian Contract” shall mean that a Custodian agrees to provide services as Custodian for the assets of the Fund.

(Note 4)	“Transfer Agency and Service Agreement” shall mean an agreement pursuant to which a Shareholder Servicing, Transfer and Dividend Paying Agent agrees to provide such services as receiving purchase orders or redemption requests of shares, effecting transfer of shares and preparing/transmitting payments for dividends and distributions declared.

(Note 5)	“Agency Company Agreement” shall mean an agreement pursuant to which the Agent Company in Japan agrees to distribute the prospectuses regarding the shares of the Sub-Fund, publication of the net asset value per share and the distribution of the documents such as the financial statements and other documents to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’ Association

(C)	Outline of the Trust

(i)	Law of Place of Incorporation

The Trust is a Massachusetts business trust organized in Massachusetts, U.S.A. on February 20, 1991.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Trust is an open-end, diversified management company under the Investment Company Act of 1940.

(ii)	Purpose of the Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other businesses as the Trustees may from time to time determine pursuant to their authority under the Declaration of Trust.

(iii)	Amount of Capital Stock

Not applicable.

(iv)	History of the Trust

February 20, 1991:	Organization of the Trust as a Massachusetts business trust. Adoption of the Declaration of Trust.

(v)	Information Concerning Major Shareholders

Not applicable.

(D)	Outline of the Investment Management Company

(i)	Law of Place of Incorporation

Loomis Sayles is a limited partnership organized under the Law of the State of Delaware, U.S.A. in 1926 and it is one of the oldest investment management companies in the U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Unless an exemption is available, investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(ii)	Purpose of the Investment Management Company

Investment Management Company’s predominant business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

Investment Management Company is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Assets under management of the Investment Management Company are approximately U.S. $151.6 billion as of December 31, 2010. The Investment Management Company, whose strength is in management of bonds, especially industrial bonds, is characterized by its active management based on bond credit analysis as using the second oldest credit rating system after Moody’s Investors Service, Inc. in the U.S.A. The14 principal subsidiary or affiliated asset management firms at Natixis US collectively hold approximately $291.8 billion in assets under management or administration as of December 31, 2010.

(iii)	Amount of Capital Stock

Not applicable. Provided, however, that the partner capital as of the end of January, 2011 was $112,425,422 (approximately ¥ 9,233 million).

(iv)	History of the Investment Management Company

Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926.

In addition to selecting and reviewing the Fund’s investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trust’s board of trustees supervises Loomis Sayles’ conduct of the affairs of the Fund.

(v)	Information Concerning Major Shareholders

Not applicable.

(4)	Outline of Laws Regulating the Fund in the Jurisdiction where Established

The Trust was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Trust’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Trust also intends to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Trust in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the “SEC” and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

e. The Internal Revenue Code

The Trust intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Trust is subject to the provisions of other laws, rules, and regulations applicable to the Trust or its operations, such as, for example, various state laws regarding the sale of the Trust’s shares.

(5)	Outline of Disclosure System

(1)	Disclosure in U.S.A.

(i)	Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the fund is required to send to its shareholders annual and semi-annual reports containing financial information. Audited financial statements will be prepared and distributed annually and unaudited financial statements will be prepared and distributed semi-annually.

(ii)	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(2)	Disclosure in Japan

(i)	Disclosure to the Supervisory Authority

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Financial Bureau of the Ministry of Finance securities registration statements. These documents are made available for public inspection for investors and any other persons who desire through the electronic disclosure system regarding disclosure materials such as an annual securities report pursuant to the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Sales Handling Companies of the Units shall deliver to the investors a mandatory prospectus (a prospectus which must be delivered to investors on or prior to the sale of the Shares pursuant to provisions of the Financial Instruments and Exchange Law). In addition, upon request from the investors, they shall deliver a requested prospectus (a prospectus which must be delivered upon request by investors pursuant to provisions of the Financial Instruments and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when material changes in the operation of the Fund occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire through EDINET, etc.

(b) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

When the Fund handles offering or selling of Fund Units in Japan, the Manager must file with the Director of Financial Services Agency a prior notification concerning certain matters relating to the Fund in accordance with the Declaration of Trust of the Fund, the Law Concerning Investment Trust Fund and Investment Company (“the Investment Fund Law”). Also, when the Fund makes changes to the Declaration of Trust of the Fund, the Manager must file with the Director of Financial Services Agency a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Fund must prepare an investment management report with regard to certain matters relating to the Fund’s assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Director of Financial Services Agency.

(ii)	Disclosure to Japanese Shareholders:

The Japanese Unitholders will be notified of the material facts which would change their position, including amendments to the Declaration of Trust, and of notices from the Fund, through the Sales Handling Companies.

When the Fund makes any amendment to the Declaration of Trust of the Fund, and if such amendments are material or if the Fund is merged with any other trust, it must give a written notice stating the contents and reason(s) of such amendments to the Unit holders known in Japan at least 2 weeks prior to such amendment.

The investment management report mentioned in sub-paragraph (a),(ii) above will be delivered to Japanese Unitholders known to the Sales Handling Companies.

(6)	Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Trust or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Trust. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities

2.	INVESTMENT POLICY

(1)	Investment Policy

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (such as Moody’s Investors Services, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Rating Group (“S&P”) or, if unrated, are determined by Loomis Sayles to be of comparable quality. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e. none of the three major rating agencies (Moody’s, Fitch or S&P) has rated the securities in one of their top four ratings categories) or, if unrated, are determined by Loomis Sayles to be of comparable quality. There is no minimum rating for securities in which the Fund may invest. The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles’ expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

In connection with its principal investment strategies, the Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other Non-U.S. issuers, including emerging markets securities. The Fund may also invest in supranational entities, corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities (including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations) and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities, repurchase agreements, and structured notes. The Fund may also engage in Non-U.S. currency hedging transactions and swap transactions (including credit default swaps) and other derivative transactions for hedging or other investment purposes.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. Investors may lose money by investing in the Fund.

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative con- tract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.

Emerging Markets Risk – Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets involves risks in addition to and greater than those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them.

Non-U.S. Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities.

Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment.

Issuer Risk – The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk – In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-U.S. Shareholder Risk: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund’s adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s per- formance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The chart does not reflect any sales charge that investors may be required to pay when investors buy or redeem the Fund’s shares. A sales charge will reduce investors’ return.

[Bar Chart is omitted in this translation]

During the period shown in the bar chart, the Fund’s best quarter was 12.35% (Second quarter of 2009), and the Fund’s worst quarter was 7.38% (Third quarter of 2008).

Average Annual Total Returns for the period ended December 31, 2010

	1 year	5 years	10 years
Loomis Sayles Investment Grade Bond Fund Class J
Return Before Taxes	6.87%	6.79%	7.78%
Return After Taxes on Distributions	4.75%	4.80%	5.61%
Return After Taxes on Distributions and Sales of Fund Shares	4.66%	4.63%	5.42%
Barclays Capital U.S. Government/ Credit Bond Index	6.59%	5.56%	5.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401 (k) plans, qualified plans, education savings accounts such as 529 plans, or individual retirement accounts.

(2)	Investment Objectives

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Fund. The Fund’s principal strategies are detailed in its Prospectus. The following describes some of the non-principal strategies the Fund may use, in addition to providing additional information about its principal strategies. The list of under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in this document or under applicable law, Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security. Investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) (an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Gateway Trust. The advisers and sub-advisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P and Westpeak Global Advisor, L.P. (“Westpeak”). Each of these advisers and sub-advisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as a leader. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Fund’s Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Fund’s Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund may also make investments in related investment companies to the extent permitted by SEC regulations.

FIXED INCOME SECURITIES

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and Non-U.S. governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Since interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value (“NAV”) of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are below investment-grade quality. To be considered below investment grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

If the Fund invests in below investment-grade fixed-income securities, the Fund’s achievement of its investment objective may be more dependent on Loomis Sayles’ own credit analysis than for the fund investing in higher-quality fixed income securities. The market for below investment-grade fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Below investment-grade fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see below. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Rural Housing Services or the Farmer’s Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Risks - U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. Government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services. Please see “Mortgage-Related Securities for additional information on these securities.

ZERO COUPON SECURITIES

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Since the Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

STRIPPED SECURITIES

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff’s position. Stripped securities may be considered derivative securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by a U.S. Government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. Government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. The value of some asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly.

BANK LOANS

The Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized because the interest rates of bank loans reset frequently. The interest rates on many banks loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

WHEN-ISSUED SECURITIES

The Fund may purchase “when-issued” securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve the Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust’s Board of Trustees, that the particular issue is liquid.

NON-U.S. SECURITIES

The Fund may invest in Non-U.S. securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. The Non-U.S. securities in which the Fund may invest, all or a portion of which may be Non-U.S. dollar denominated, may include, among other investments: (a) debt obligations issued or guaranteed by Non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) Non-U.S. dollar denominated securities of U.S. corporate issuers. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a Non-U.S. corporate or government issuer than about a U.S. issuer, and Non-U.S. corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. The securities of some Non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and securities custody costs are often higher than those in the United State, and judgments against Non-U.S. entities may be more difficult to obtain and enforce. With respect to certain Non-U.S. countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund’s receipt of interest on Non-U.S. government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most Non-U.S. securities are denominated in Non-U.S. currencies or traded primarily in securities markets in which settlements are made in Non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. To the extent the Fund may purchase securities denominated in Non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although the Fund’s income may be received or realized in Non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets.

SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development also known as (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in Non-U.S. currencies will also be subject to the risks associated with investment in Non-U.S. currencies, as described in the section “Non-U.S. currency Transactions.”

NON-U.S. CURRENCY TRANSACTIONS

The Fund may engage in Non-U.S. currency transactions. Many Non-U.S. securities in the Fund’s portfolio will be denominated in Non-U.S. currencies or traded in securities markets in which settlements are made in Non-U.S. currencies. Any income on such securities is generally paid to the Fund in Non-U.S. currencies. The value of these Non-U.S. currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a Non-U.S. currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the Non-U.S. currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies, or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a Non-U.S. currency on a spot (i.e. cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell Non-U.S. currencies at a future date (“forward contracts”). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund either designated on the Fund’s records or held in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments”. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the Non-U.S. currency concerned. In addition, the effect of changes in the dollar value of a Non-U.S. currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a Non-U.S. currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Fund may buy and write options on Non-U.S. currencies in a manner similar to that in which futures or forward contracts on Non-U.S. currencies will be utilized. The fund may use options on Non-U.S. currencies to hedge against adverse changes in Non-U.S. currency conversion rates. For example, a decline in the U.S. dollar value of a Non-U.S. currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the Non-U.S. currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the Non-U.S. currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the Non-U.S. currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of Non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in Non-U.S. currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on Non-U.S. currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on Non-U.S. currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The Non-U.S. currency transactions in which the Fund may engage involve risks similar to those described in the section “Derivative Instruments”.

Transactions in Non-U.S. currencies are also subject to many of the risks of investing in Non-U.S. securities described in the section “Non-U.S. Securities.”

EMERGING MARKETS

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the Fund’s adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

STRUCTURED NOTES

The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators (“reference instru-ments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

TYPES OF PRACTICES

Derivative Instruments

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. For additional information about the use of derivatives in connection with Non-U.S. currency transactions, see the section “Foreign Currency Transactions”. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Loomis Sayles will “cover” its obligations under its derivative contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions. Examples of derivative instruments that the Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the section “Certain Additional Risks of Derivative Instruments”. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Funds is not limited to investments in these instruments.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures trade in contracts equal to $250 multiplied by the S&P 500 Index.

When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If the Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian liquid assets eligible for purchase by the Fund equal to its daily marked to market net obligation under the contract (less any margin on deposit). For short positions in futures contracts, the Fund will designate on the Fund’s records or establish a segregated account with the custodian with liquid assets eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal its daily marked to market net obligation under the futures contracts. Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Options on Indices

The Fund may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference.

When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

The Fund may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An over-the-counter (OTC) option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, the Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

The Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular Non-U.S. currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future Non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a Non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of Non-U.S. securities. There may be, however, imperfect correlation between the Fund’s Non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. As described above, the adviser will “cover” its obligations under forward contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions.

Swap Transactions

The Fund may enter into a variety of swap agreements, including but not limited to interest rate, index, commodity, equity linked, credit default, credit linked and currency exchange swaps. Depending on the structure of the swap agreement, the Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio, or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular Non-U.S. currency or commodity, or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments. The Fund will designate or segregate liquid assets in an amount sufficient to cover its current net obligations under swap agreements.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, the Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. The Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit-rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations, or a specified amount of cash, depending upon the terms of the swap.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund, a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund, a protection seller would effectively add leverage to its portfolio because the Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations, or a specified amount of cash, depending upon the terms of the swap under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit linked, interest rate, currency exchange, equity linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to Non-U.S. securities markets without investing in the Non-U.S. securities themselves and/or the relevant Non-U.S. market. To the extent that the Fund invests in pools of swap contracts and related underlying securities whose performance corresponds to the performance of a Non-U.S. securities index or one or more of Non-U.S. securities, investing in such pools will involve risks similar to the risks of investing in Non-U.S. securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectus. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which the Fund does not hold the instrument sold short), the potential risk of loss is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. For example, when the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate or designate on its records liquid assets in amounts sufficient at all times to satisfy its net obligations under options and futures contracts.

The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency, or other financial market movements correctly. For example, the Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of Non-U.S. countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, Non-U.S. markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other Non-U.S. investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Other Derivatives; Future Developments

The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

The Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at what is considered to be comparatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

SECURITIES LENDING

Each Fund may lend its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this document. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the Fund’s sole risk. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

ILLIQUID SECURITIES

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

SHORT-TERM TRADING

The Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, Non-U.S. currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or Non-U.S. issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, Non-U.S. currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

Description of Securities Ratings

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s , Moody’s, and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days— including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard &

Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from, them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

FITCH INVESTOR SERVICES, INC – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

(3)	Structure of Fund Management

(A)	Management of the Trust and the Fund

(i)	Board of Trustees.

The Fund is a series of Loomis Sayles Funds II (the “Trust”), which is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, USA. The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet at least quarterly to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

(ii)	Standing Committees.

The Board of Trustees has delegated authority to two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

The Contract Review and Governance Committee of the Trust consists solely of Trustees independent of Loomis Sayles and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between Loomis

Sayles and the Trust, and governance matters relating to the Trust. The Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees.

The Audit Committee consists solely of Independent Trustees and considers matters relating to the scope of results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. The Committee also reviews and monitors compliance with stated investment objectives and policies, Securities and Exchange Commission and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

(iii)	Appointment of Investment Manager

The Fund has retained Loomis, Sayles & Company, L.P. to act as investment manager.

(B)	Investment Manager

(i)	Structure of Investment Manager

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), a limited partnership organized under the laws of the State of Delaware, U.S.A., acts as investment manager to the Fund. The Board of Directors of Loomis Sayles provides general oversight of all of its activities. A summary description of Loomis Sayles’ management and oversight committees, and their responsibilities, is as follows:

1.

The Audit Committee is chaired by the Executive Vice President, Risk Management of Natixis Global Asset Management, L.P. (Natixis), Loomis Sayles’ parent company. The other members of the committee are the Chief Executive Officer and the General Counsel of Loomis Sayles, and the Global Chief Financial Officer of Natixis. The Committee meets on a quarterly basis, and it is an integral part of the Natixis Enterprise Compliance Program. The Committee’s primary function is to ensure that the firm maintains a robust control infrastructure. More explicitly, it supervises the various financial, legal/compliance and GIPS audits performed by external audit companies. The Committee oversees insurance matters; reviews reports of trading errors and other losses; receives reports on topics of special interest, such as business continuity planning; and deals with any conflicts of interest involving members of Loomis Sayles’ senior management. The Committee also receives reports of any material developments from various oversight committees established by Loomis Sayles from time to time.

2.	The Management Committee is chaired by the Chief Executive Officer of Loomis Sayles, and consists of the heads of Loomis Sayles’ business units as well as the Chief Financial Officer and General Counsel. The Committee meets at least quarterly and is responsible for setting policy and strategy for the firm, and overseeing the activities of Loomis Sayles’ functional committees, including the Risk Management and Ethics Committees.

3.	The Risk Management Committee is chaired by the Chief Executive Officer of Loomis Sayles and includes the Chief Investment Officers for Fixed Income and Equity, the Chief Financial Officer, the General Counsel, the Chief Compliance Officer, the Head of Technology and Operations, Managing Director of Fixed Income, the Director of Credit Research and the Director of Quantitative Research and Risk Analysis.

The Committee meets at least quarterly and is responsible for assuring that Loomis Sayles is identifying, monitoring and managing the primary risks (investment, operation, and legal) inherent in Loomis Sayles’ business. It will work with the Peer Review Committees and the investment professionals of the firm to assure that the firm is providing adequate oversight of investment risks.

It will also work with the Legal and Compliance Department to assure that the firm is dealing adequately with any legal or compliance risks facing the firm. It will work with the Operations Department to assure that the firm is dealing adequately with the operational risks inherent in its business. Where appropriate, the Risk Management Committee will set policy for the firm and establish accompanying procedures. In addition, each quarter, the CIOs provide the Risk Management Committee with a report on the market environment, their products’ performance, attribution, dispersion, exposures, and liquidity.

4.	The Pricing Committee administers the firm’s Pricing Policies and Procedures. It is chaired by Loomis Sayles’ Chief Compliance Officer and is comprised of senior members of equity and fixed income portfolio management and trading, the Head of Operations and the Pricing Manager. The core members of the Committee meet on a monthly basis to review various pricing reports, and to discuss various issues and developments regarding Loomis Sayles’ pricing process.

5.	The Trading Oversight Committee is chaired by Loomis Sayles’ Chief Compliance Officer and is comprised of senior members of equity and fixed income portfolio management and trading, as well as Finance, Operations, and Technology. The Committee meets on a quarterly basis, oversees Loomis Sayles’ trading activities relating to best execution, brokerage allocation and trade errors, and helps establish and monitor Loomis Sayles’ compliance with various policies and procedures relating to the trading of securities in Loomis Sayles’ clients’ accounts.

6.	The Derivatives Counterparty Risk Committee is a sub-committee of the Risk Management Committee and is chaired by the firm’s Chief Compliance Officer and includes various members of senior management. The committee generally meets at least quarterly, and it reports to the firm’s Risk Management Committee. The committee receives daily reports from the Operations Department and weekly reports from the Fixed Income Trading Desk that provide various approved counterparty exposure information, as well as the spread on 5 year CDSs on such counterparties, where available. The committee will scrutinize an approved counterparty and the firm’s exposure more closely if certain thresholds are reached. The committee will determine the appropriate course of action to be taken if an Approved Counterparty no longer satisfies the credit requirements described above, or if the counterparty is otherwise deemed to be at risk based on the spread of a 5 year CDS on the counterparty as described above. Such actions may include the: suspension of trading with an Approved Counterparty; removal of a counterparty from the Approved Counterparty list; and/or closing out and/or assigning unsettled transactions with an Approved Counterparty.

7.	The New Product Committee is chaired by the firm’s CIO of Equity and the Managing Director – Fixed Income, and is comprised of various members of the firm’s senior management. The New Product Committee meets quarterly, and it is responsible for reviewing all new products and/or investment styles that the firm wishes to offer. No new product or investment style will be offered by anyone within the firm without the prior approval of that new product or style by the New Product Committee.

The New Product Committee will consider whether and to what extent the market is likely to accept and/or demand the new product. It will also consider what resources and expertise the firm must have to deliver the new product and will work with the Peer Review Committee and the Risk Management Committee to assure that such investment expertise is available or acquired and that appropriate risk management mechanisms are put into place simultaneously with the introduction of the new product.

The New Product Committee is responsible for assuring that the firm allocates its resources to the development of new products in ways that maximize the opportunity for new products to be successful over the long term while minimizing the risks/costs associated with the introduction of new products. All new products approved by the New Product Committee are reported to the firm’s Board of Directors and its Audit Committee.

(ii)	Structure of Portfolio Management for the Fund.

A team of portfolio managers from the Loomis Sayles Fixed Income group manages the Fund’s portfolio. The portfolio managers are responsible for the day-to-day management of the Fund’s portfolio.

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan has served as an associate portfolio manager of the Fund since September 2006. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Daniel J. Fuss, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss holds the designation of Chartered Financial Analyst and has over 52 years of investment experience.

Kathleen C. Gaffney has served as an associate portfolio manager of the Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Elaine M. Stokes has served as an associate portfolio manager of the Fund since September 2006. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience.

Research analysts and traders support the portfolio managers.

(iii)	Decision-Making Process of Investment Manager

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (those rated BBB or higher by Standard & Poor’s Rating Group or Fitch Investor Services, Inc., Baa or higher by Moody’s Investors Service, Inc. or, if unrated, of comparable quality as determined by Loomis Sayles.

Loomis Sayles performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management refrains from market timing or interest rate forecasting. Instead, it uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

•	discounted share price compared to economic value

•	undervalued credit ratings with strong or improving credit profiles

•	yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

•

Loomis Sayles utilizes the skills of its in-house team of research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.

•

Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

•

Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, Non-U.S. bonds and U.S. government securities.

•

The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

(iv)	Compliance and Controls

Primary oversight responsibility for compliance rests with the Chief Investment

Officers for Fixed Income and Equity with supervisory oversight being exercised by the Chief Executive Officer. The General Counsel, Chief Compliance Officer and Chief Financial Officer have responsibility to help develop policies and procedures to assure effective legal and financial control over the firm. The Legal and Compliance Department implements the various compliance policies and procedures of the firm, and monitors the firm’s compliance therewith. Finally, the Board of Directors of the firm (or subcommittees of the Board or management committees to whom certain responsibilities are delegated) receives regular reports on issues with legal and compliance implications, and, in certain circumstances, exercises supervisory oversight of specific functions.

Loomis Sayles has a comprehensive compliance program. The firm has implemented written policies and procedures that cover all of the key areas of its operations, and the Compliance Department uses various systems and automated reports to monitor the firm’s compliance with many of the firm’s compliance requirements, such as client investment guideline and restrictions, Code of Ethics and employee trading compliance, and various internally created automated reports that are used to monitor trading activity.

Loomis Sayles believes that its compliance program is structured and operated so as to provide reasonable assurances that all necessary and appropriate regulatory and client requirements are being satisfied. Loomis Sayles is, however, committed to further improving its compliance program through the implementation of new and/or revised policies and procedures, training and technology as it identifies opportunities to do so. The firm is committed to providing the financial support and resources necessary to ensure that its Legal and Compliance Department has the tools it requires to support the legal and compliance needs of the firm.

The Legal and Compliance Department maintains relationships with a number of law firms from which it receives updates on regulatory developments and proposed rule changes. Its staff is also involved in a number of industry associations through which it receives industry best practices information.

Loomis Sayles is committed to providing its employees with the training necessary to assist them in understanding the regulatory requirements and firm policies and procedures that govern their activities. Loomis Sayles periodically conducts training for employees in areas such as the Code of Ethics and Fiduciary Duty, Insider Trading and Investment Guidelines and Restriction compliance policies and procedures. Appropriate employees will be trained on new and/ or material changes to existing compliance policies and procedures as necessary. In addition, Loomis Sayles compliance policies and procedures and any accompanying checklist and/or forms are posted on its intranet website for easy access and use by its employees.

(C)	Organizational Chart

(4)	Distribution Policy

It is the policy of the Fund to pay its shareholders each year, as dividends, all or substantially all of its net investment income. The Fund expects to distributes all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund’s Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Investors may choose to:

*	reinvest all distributions in additional shares; or

*	have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House to a bank of investor’s choice.

If investors do not select an option when investors open investors’ account, all distributions will be reinvested.

Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

The Japanese investors shall receive applicable dividend monthly through the Distributors in Japan.

(5)	Restrictions of Investment

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust’s Board of Trustees. The percentage limitations set forth below apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition to its investment objective and policies set forth in this document, the Fund may not:

1) Invest in companies for the purpose of exercising control or management.

2) * Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3) * Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments, or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

4) * Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

5) With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

7) * Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

8) * Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

9) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions), or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

10) Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

11) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

12) Write or purchase puts, calls or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

13) * Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction 16) below; any borrowing permitted by restriction 8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

14) Invest, under normal circumstances, less than 80% of its assets in investment grade fixed income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

15) Invest in equity stocks or make any other equity investments.

Fund may:

16) Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction 11) above.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy due to changes in the value of its portfolio holdings or other circumstances beyond its control, it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value. For the purpose of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund’s net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee’s name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in this document and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

3.	INVESTMENT RISKS

(1)	Risk Factors

This section provides more information on certain principal risks that may affect the Fund’s portfolio. In seeking to achieve their investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Fund and therefore are not described in this document.

DERIVATIVES RISK

To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk related to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. The Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject the Fund to the potential for unlimited loss. The Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivative transactions. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Loomis Sayles monitors the creditworthiness of the Fund’s derivative counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

NON-U.S. SECURITIES RISK

This is the risk associated with investments in issuers located in Non-U.S. countries. The Fund’s investments in Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many Non-U.S. countries are relatively small, with a limited number of issuers and a small number of securities. In addition, Non-U.S. companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of Non-U.S countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund’s Non-U.S. investments to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire Non-U.S. investment. Investments in emerging markets may be subject to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value the Fund’s investments, which could also negatively impact net asset value. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security’s comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the under- lying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets (or other asset-backed securities) at a premium, a faster- than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

The value of some mortgage-backed and asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

(2)	Risk Control System

RISK

Loomis Sayles risk management process is an integral part of Loomis Sayles’ investment process, and covers several different areas of risk.

Loomis Sayles attempts to minimize credit risk through its dedicated Credit Research Department offers broad and in-depth coverage across the fixed income universe. This includes US government and municipal issuers, plus over 820 corporate credits (both investment grade and speculative grade), plus a large number of bank loan names. In conjunction with our global group, whose sovereign analysts cover 81 countries, our research covers non-US dollar government and corporate issuers, from both developed and emerging market countries. Credit risk in ABS, CMBS and RMBS is assessed and researched by our securitized assets research group.

Credit risk is minimized through a combination of quantitative limits for individual issues, issuers, and industries, and through our dedication to fundamental research. Credit Research and the Securitized Assets Research Group provide comprehensive market coverage by tracking over 1,500 credit issuers and the entire government agency and mortgage market. Analysts look at the impact of all factors upon agency ratings, primarily S&P and Moody’s. In particular, the analyst anticipates credit rating changes for the purpose of avoiding future credit downgrades and participating in upgrades. Our twelve Sector Teams provide additional credit risk management by thoroughly analyzing issues and only recommending best opportunities. In addition to extensive fundamental research, our proprietary Horizon Return Model provides scenario analysis and stress testing of individual securities during the security selection process. Incorporating forecasts on a macro level and from each analyst covering a particular sector, portfolio managers can use multiple scenarios (including price, spreads and curves) to assess an individual credit’s risk and return profile.

Market risk represents the risk of adverse movements in markets and the impacts such movements have on asset prices, volatility, changes in yield curve, implied option volatility or other market variables.

Market risk, which includes interest rate risk, is an important component of our investment approach. We seek to manage market risk and incorporate it into our clients’ portfolios in accordance with each client’s guidelines, offering documents and regulatory limitations, as applicable. This entails rigorous security-by-security research by experienced security analysts, intelligence gathered about the markets for those securities by our trading desks, and integration of the information supplied by the analysts and traders by qualified PMs, who ultimately make the decisions to buy and sell the securities.

Within the Fixed Income group, Loomis Sayles has a multi-stage collaborative investment process driven by the objective to identify attractive investment opportunities and then to effectively capture those ideas in clients’ portfolios. Investment strategies are finalized at the Product Team stage of the Loomis Sayles fixed income investment process. The investment decision-making process is ongoing and recursive, relying on input from established teams within the fixed income group, incorporating quantitative and qualitative perspectives at every step.

An analysis of the global macro economic outlook is an important complement to the bottom-up focus of our Sector teams. We develop our top-down approach through the research efforts of our Macro Strategies group and at weekly and monthly meetings where we assess global, geopolitical, and economic developments in order to formulate our outlooks. These frequent meetings provide us with the flexibility to make timely adjustments to our strategies. Each month our chief economist meets with the macro team to assess U.S. economic conditions and with the yield curve team to forecast policy and market rates. A similar exercise is conducted by our sovereign group to assess the global economic outlook. The macro team uses the insights of these groups to review potential market outcomes. The final step in the formal monthly macro investment process is the global asset allocation team meeting where market views are shared and reviewed by all of the macro and sector teams. The goal of the meeting is to assess both market risks and opportunities. In addition to this monthly series of meetings, we have regular weekly macro meetings where topics of interest are reviewed in greater detail. These meetings are a forum for PMs, analysts and traders to learn and share ideas for dealing with factors influencing portfolio decisions.

Sector Teams bring together investment professionals from research, portfolio management and trading, and they focus their collective expertise on specific sectors. These teams make recommendations for value, horizon returns and risks for specific segments in the bond market and focus on the following sectors: Investment Grade Corporate, High Yield, Securitized Assets, Emerging Markets, Bank Loans, Municipals, Convertibles, Developed Markets/Non-US Sovereigns, US Yield Curve, US Government, Global Asset Allocation, Macro, Commodities and Global Credit. These groups work to combine the macro views with the insights of portfolio managers, research analysts and traders to form opinions about the overall sector and regarding specific credits. Analysts’ assessments of company/issuer credit quality, yield spreads and underlying asset values relative to current market values are communicated and debated. Industries and issuers are assessed in terms of valuation and risk. A risk and return ranking is assigned to this universe of investment alternatives.

Liquidity risk may arise when a party may not be able to, or cannot easily, unwind or offset a particular position at or near the previous market price because of inadequate market depth or because of a disruption in the marketplace. This is a considerable risk both for derivatives and underlying securities. We do not try to avoid this risk, but rather to comprehend the risk fully and use it to our advantage for our clients. Because we employ a high degree of diversification for each client account, we believe risk of loss from liquidity degradation is mitigated, but still extant. Liquidity risk may also arise when the party is not able to meet its future financial obligations resulting from its derivative activities such as meeting margin calls on futures contracts.

Loomis Sayles has implemented Liquidity Determination Policies and Procedures which are designed to confirm the liquidity of Rule 144A securities and to identify illiquid securities. Under the procedures, Rule 144A securities and Section 4(2) commercial paper may be treated as liquid only after the Legal and Compliance Department has reviewed and approved a completed Liquidity Worksheet as completed by the Trader that purchased the security.

When determining liquidity, the trader will take into account: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential purchases; dealer undertakings to make a market in the security; the nature of the marketplace; and other factors and characteristics of the issuer that may influence the marketability of the security.

In addition to the above, Loomis Sayles strives to minimize reinvestment risk in Loomis Sayles’ portfolios by placing a strong emphasis on call protection. Loomis Sayles accomplishes this by searching for bonds either selling at a deep discount, by which Loomis Sayles will experience a significant capital gain in the event that an issuer seeks to call in the bonds, and/or by selecting issues that contain inherent call protection features in their covenants.

PORTFOLIO MONITORING

Loomis Sayles takes its compliance responsibilities seriously and is committed to continually improving its compliance infrastructure: both its technology and its people. This area represents a major initiative for the firm. Consistent with its fiduciary duties, Loomis Sayles’ policy is to take the utmost care in making and implementing investment decisions for client accounts. Client investment guideline compliance represents an area of significant investment risk. To mitigate these risks, Loomis Sayles has implemented multiple levels of control to ensure that all investment transactions comply with its clients’ investment guidelines/restrictions.

The first level of control is the portfolio management team. Before initiating trading for a new account, portfolio managers and/or client service representatives work closely with the client to agree upon limitations and constraints that meet the client’s long-term goals and risk tolerances. Portfolio managers and other members of the investment management team, where applicable, are then primarily responsible for complying with their clients’ guidelines. They use a variety of sources such as Bloomberg and internal accounting system reports to assist them with their compliance responsibilities.

To enhance client guideline compliance monitoring, Loomis Sayles has an integrated and automated compliance management system called the Charles River Compliance Master System (“CRCMS”). CRCMS is linked to firm’s Charles River Trading System and the firm’s accounting system. CRCMS offers pre-trade, post trade, and batch compliance monitoring capabilities that are used as appropriate for the type of restriction and account being tested. CRCMS compares each requested trade to the guideline/restriction coding for compliance before allowing the trade to be sent to the trading desk for execution. Where operational on a pre-trade basis, CRCMS is designed to prevent a prohibited client transaction from being sent to the trading desk for execution. The batch compliance reports identify potential guideline issues caused by market movement or other non-volitional events, such as rating downgrades, on a daily basis.

The Client Guideline Compliance Team within the Legal and Compliance Department codes client guidelines in CRCMS, and monitors the PM’s compliance with the client guidelines that have been coded in the system. The initial coding of an account in the CRCMS is reviewed and approved by a Compliance Manager or designee thereof.

Loomis Sayles has implemented Charles River Guideline Compliance Procedures that govern the manner in which CRCMS is used to prevent or detect guideline violations, and how the investment guideline compliance alerts that are generated from CRCMS are handled to ensure appropriate and timely resolutions to actual or potential guideline compliance issues.

PRICING

Loomis Sayles relies on approved pricing vendors and/or broker dealers to furnish prices for our clients’ portfolio securities. Loomis Sayles prices securities held in portfolios pursuant to the methodologies set out in its pricing policies and procedures. In the absence of readily available market quotations or where the Pricing Group considers such market quotations to be unreliable, the Pricing Manager will determine whether the securities should be priced in accordance with standing instructions set forth in the procedures, or whether the Pricing Committee should “fair value” the securities in good faith based on criteria specified in the pricing policies and procedures.

The Pricing Group is responsible for day-to-day pricing of securities and monitoring various pricing reports such as inter-day price variances, traded price versus last price, broker quoted securities and stale price securities. The Pricing Group is overseen by the Pricing Committee which is chaired by the Chief Compliance Officer and is composed of the Pricing Manager, Head of Operations, Director of Fixed Income

Trading, Director of Equity Trading, and Senior Portfolio Managers in Fixed Income and Equity. The Pricing Committee is responsible for ensuring compliance with the Pricing Policies and Procedures. The Pricing Committee is overseen by and reports to the Loomis Sayles’ Board of Directors. Pricing reports are provided to the Loomis Sayles Fund’s Board of Trustees at quarterly meetings.

INFORMATION TECHNOLOGY – DISASTER RECOVERY

We maintain a comprehensive, disaster recovery plan designed to support continuous active management of our strategies in the event of a regional natural disaster or building related emergency. The Business Operations Team has developed the Business Operations Plan, which provides associates step-by-step procedures to follow during the event of an emergency or crisis. The Plan seeks to:

•	Minimize customer and revenue impact

•	Recover business processes in a timely manner

•	Ensure safety and well-being of associates

•	Establish step-by-step decision process in time of crisis

•	Eliminate single points of failure

•	Minimize loss of critical data

We maintain a redundant data center and work area recovery site that includes hot recovery of trading and accounting, key network files and an email system designed to support core business operations in the event of a disaster. This facility provides our staff with remote access to all mission critical systems capabilities. In support of this capability, we maintain a high speed and redundant wide area network to our other offices in the event of the loss of the Boston facility. We review these operational procedures quarterly and test them semi-annually to ensure business continuity.

Portfolio management, trade order management, trade & settlement operations, and portfolio accounting are all considered critical operations and will be supported in the event of a disaster. We expect to resume critical business operations within two hours of a building disaster in our Boston headquarters. Investment professionals, traders, and operations staff have immediate access to large scale teleconferencing capabilities designed to link all of our investment and operations staff into our trading desks. Key staff also has dedicated dial up and Internet access to our market data services, trading, and accounting systems. Our mission critical network and data systems infrastructure is designed to operate in a highly available mode with immediate fail over and continuous redundancy. In addition, all critical data is copied and stored off site daily.

4.	SALES CHARGES, ETC. AND TAXES

(1)	Sales Charge

(a)	Sales charge in the United States

The price an investor pays will be the per share net asset value (“NAV”) next calculated after a proper investment order is received by the Fund’s transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.

Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested
3.50%	3.63%

(b)	Sales charge in Japan

3.00% of the Sales Price.

The Sales Price means the Issue Price divided by 0.995 (rounded to the third decimal place). The consumption tax will be added to the sales charge.

(2)	Redemption Charge

(a)	Redemption charge in Overseas

Redemption charge in overseas is nil.

(b)	Redemption charge in Japan

Redemption charge in Japan is nil.

(3)	Management Fee, etc.

(a) Investment Advisory Fee

The Fund pays Loomis Sayles an investment advisory fee payable monthly, out of the Fund’s assets, at an annual rate of .40% of the Fund’s average daily net assets for these services. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund’s shares under federal and state securities laws, fees of the Fund’s custodian, transfer agent, independent auditors and legal counsel, expense of shareholders’ and trustees’ meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies (other than registered investment companies).

For the fiscal year ended on September 30, 2010, the Investment Advisory Fee and all the above-mentioned expenses not expressly assumed by Loomis Sayles were

US$38,345,729 and US$49,608,968, respectively, before fee reduction and/or expense reimbursement of US$42,738.

(b) Custodian Fee and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent for Class J.

The Fund pays to State Street Bank and Trust Company, the Fund’s Custodian, an annual fee at the rate of 0.002% on total U.S. assets plus additional asset charges for foreign securities, trading charges, fund accounting fees and other additional expenses.

The Fund pays to State Street Bank and Trust Company, the Fund’s Transfer and Servicing Agent, an annual fee at the rate of 0.10% of Class J assets subject to certain maximum monthly charges.

For the fiscal year ended on September 30, 2010, the Custodian Fee was US$424,322, and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent was US$8,765 for Class J shares and US$8,248,670 for all other classes. Such fee and charges are included in all expenses not expressly assumed by Loomis Sayles mentioned above.

(c) Administrative Fees

Pursuant to an Administrative Services Agreement between the Trust and Natixis Advisors dated January 1, 2005, as amended from time to time (the “Administrative Agreement”), Natixis Advisors performs certain accounting and administrative services for the Fund. Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010, Natixis Advisors received the following fees from the Fund for administrative services:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2010
	Fee	Fee Waived*	Fee	Fee
Loomis Sayles Investment Grade Bond Fund	$1,894,625	$69,053	$3,093,302	$4,603,645

*	Natixis Advisors waived a portion of its fees during the period October 1, 2007 through June 30, 2008.

(d) Fee on Distribution Plan

The Fund has adopted a service and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund’s average net assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J Shares and/or maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the Fund and may retains all or any portion of the distribution fee as compensation for the Distributor’s services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement, as well as by Class J shareholders of the Fund.

The following table provides information on the amount of fees paid by Class J shares of the Fund under the Plan during the past three fiscal years.

Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
$1,313,220	$1,144,720	$1,031,665

The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Class J shares of the Fund during the past three fiscal years.

Underwriting Commissions Received and Retained by the Distributor	Fiscal Year ended September 30, 2008	Fiscal Year ended September 30, 2009	Fiscal Year ended September 30, 2010
Loomis Sayles Investment Grade Bond Fund (Class J)	$162,325	$61,983	$71,436

(4)	Other Fees and Charges

In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund’s shares under federal and state securities laws, fees of the Fund’s custodian, transfer agent, independent registered public accounting firm and legal counsel, expenses of shareholders’ and trustees’ meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

The Trust pays no compensation to its officers or to its Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments (Messrs. Benjamin, Cain and Drucker) receives a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and, Hansberger International Series

based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2010, the trustees of the Trust received the amounts set forth in the following table for serving as trustees of the Trust and for also serving as trustees of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Gateway Trust, and Hansberger International Services. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series:

	Aggregate Compensation From Trust *	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex **
Independent Trustees
Graham T. Allison, Jr.	$51,251	$0	$0	$145,250
Charles D. Baker***	$7,163	$0	$0	$19,075
Edward A. Benjamin	$65,217	$0	$0	$181,500
Daniel M. Cain	$64,217	$0	$0	$176,250
Kenneth A. Drucker	$59,196	$0	$0	$162,500
Wendell J. Knox	$55,945	$0	$0	$157,750
Sandra O. Moose	$101,500	$0	$0	$237,500
Erik R. Sirri****	47,221	$0	$0	$134,521
Peter J. Smail****	$45,043	$0	$0	$128,521
Cynthia L. Walker	$54,945	$0	$0	$152,500
Interested Trustees
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0
David Giunta*****	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2010, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2010 for the Trustees is as follows: Allison $648,676, Benjamin: $329,631, Cain: $315,297, Knox $72,143, Sirri $50,051 and Walker $220,840.
**	Total Compensation represents amounts paid during the fiscal year ended September 30, 2010 to a trustee for serving on the board of trustees of nine (8) trusts with a total of forty-two (42) funds as of September 30, 2010.
***	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed trustee effective January 1, 2011.
****	Mr. Sirri and Mr. Smail were appointed as a trustee effective December 1, 2009.
*****	Mr. Giunta was appointed as trustee effective January 1, 2011.

The Natixis Funds Trusts Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds elected by the Trustee on the normal payment date for such fees.

As of January 3, 2011, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund and the Trust.

Code of Ethics.

The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Portfolio Transactions and Brokerage

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an electronic communication network, alternative trading system, or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Brokers or Dealers Selection

Loomis Sayles uses it best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/ or dealer.

“Soft Dollars”

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for which Loomis Sayles’ own assets or may, in connection with transactions effected for client account for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e. “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determined in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the account including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollar also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”, also know as “commission sharing arrangements”) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker dealers, and limit the broker dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components enables Loomis Sayles to manage commissions more efficiently, and to provide greater transparency to its clients in their commission reports.

The CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intend to comply with the applicable requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker dealers discussed above, Loomis Sayles continues to trade with full service broker dealers and electronic communication networks and alternative trading systems.

Brokerage Commissions

The Fund paid $7,936, $0 and $0 in brokerage commissions during the fiscal years ended September 30, 2010, September 30, 2009 and September 30, 2008, respectively.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Fund’s regular broker-dealers* (or the parent of the regular broker-dealers) held by the Fund, as of the fiscal year ended September 30, 2010:

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
Loomis Sayles Investment Grade Bond Fund	Banc of America Securities Corp.	$38,151,995
	Barclays Bank PLC	$6,400,789
	Citigroup Global Markets, Inc.	$230,384,384
	Credit Suisse Securities (USA) LLC	$102,806,230

Dealer (or its Parent) held by	Dealer (or its Parent) held by
Deutsche Bank Securities, Inc.	$35,123,738
Goldman Sachs & Co.	$111,284,143
JPMorgan Chase Securities, Inc.	$168,217,168
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$145,764,289
Morgan Stanley & Co., Inc.	$216,421,236
UBS Securities LLC	$3,525,783

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(5)	Tax Treatment of Shareholders in Japan

This Fund will be treated as a publicly offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described below may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

The tax treatment of unitholders in Japan of funds shall be as follows.

If a fund is classified under the Japanese tax law as a publicly offered, foreign government and corporate bond fund:

(1)	Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(2)	Distributions (including profits, in terms of the fund’s currency, between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3)

Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential tax)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4)	Distributions of net investment returns such as dividends, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.

(5)	The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6)	Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

5.	STATUS OF INVESTMENT FUND

(1) Diversification of Portfolio

[See Schedule A]

(2) Investment Assets

Name of Major Portfolio (Top 30)

[See Schedule B]

(3) Result of Past Operation

(A) Record of changes in Net Asset

[See Schedule C]

(B) Record of distributions paid

[See Schedule D]

(C) Record of changes in Earnings Ratio (for the past 10 years)

[See Schedule E]

(4). Record of Sales and Repurchase

Record of sales and repurchases during the past 10 fiscal years and number of outstanding Units of the Fund as of the end of such fiscal years are as follows:

		Number of Units Sold	Number of Units Repurchased	Number of Outstanding Units
5th Fiscal Year (10/1/00-9/30/01)	Class I	687,485 (0)	133,362 (0)	847,083 (0)
	Class R	17,362 (0)	244,297 (0)	0 (0)
	Class J	10,180,600 (10,180,600)	4,156,200 (4,156,200)	9,078,500 (9,078,500)
6th Fiscal Year (10/1/01-9/30/02)	Class I	364,972 (0)	442,686 (0)	769,369 (0)
	Class A	1,034 (0)	0 (0)	1,034 (0)
	Class R	1,035 (0)	0 (0)	1,035 (0)
	Class J	13,456,100 (13,456,100)	1,882,500 (1,882,500)	20,652,100 (20,652,100)
7th Fiscal Year (10/1/02-9/30/03)	Class Y (formerly I)	417,985 (0)	301,255 (0)	886,099 (0)
	Class J	21,330,400 (21,330,400)	12,871,900 (12,871,900)	29,110,600 (29,110,600)
	Class B	13,845 (0)	0 (0)	13,845 (0)
	Class C	223 (0)	0 (0)	223 (0)

	Class A (formerly R)	102,806 (0)	6,093 (0)	97,748 (0)
8th Fiscal Year (10/1/03-9/30/04)	Class Y	527,812 (0)	355,309 (0)	1,058,602 (0)
	Class J	12,912,010 (12,912,010)	13,039,250 (13,039,250)	28,983,360 (28,983,360)
	Class B	151,160 (0)	12,955 (0)	152,050 (0)
	Class C	845,209 (0)	67,071 (0)	778,361 (0)
	Class A	863,480 (0)	158,442 (0)	802,786 (0)
9th Fiscal Year (10/1/04-9/30/05)	Class Y	1,948,232 (0)	785,313 (0)	2,221,521 (0)
	Class J	9,384,600 (9,384,600)	11,470,140 (11,470,140)	26,897,820 (26,897,820)
	Class B	188,010 (0)	44,982 (0)	295,078 (0)
	Class C	1,785,361 (0)	163,058 (0)	2,400,664 (0)
	Class A	3,790,815 (0)	1,248,177 (0)	3,345,424 (0)
10th Fiscal Year (10/1/05-9/30/06)	Class Y	5,247,018 (0)	727,813 (0)	6,740,726 (0)
	Class J	1,154,600 (1,154,600)	9,098,390 (9,098,390)	18,954,030 (18,954,030)
	Class B	256,974 (0)	63,654 (0)	488,398 (0)
	Class C	5,540,522 (0)	607,944 (0)	7,333,242 (0)
	Class A	11,583,220 (0)	1,535,143 (0)	13,393,501 (0)
11th Fiscal Year (10/1/06-9/30/07)	Class Y	34,741,672 (0)	3,224,099 (0)	38,258,299 (0)
	Class J	550,000 (550,000)	4,100,330 (4,100,330)	15,403,700 (15,403,700)
	Class B	1,088,250 (0)	114,073 (0)	1,462,575 (0)
	Class C	46,474,764 (0)	1,848,031 (0)	51,959,975 (0)
	Class A	63,898,926 (0)	6,122,274 (0)	71,170,153 (0)
12th Fiscal Year (10/1/07-9/30/08)	Class Y	86,833,715 (0)	26,105,415 (0)	98,986,599 (0)
	Class J	2,839,200 (2,839,200)	2,306,870 (2,306,870)	15,936,030 (15,936,030)
	Class B	271,242 (0)	208,730 (0)	1,525,087 (0)
	Class C	88,054,925 (0)	12,717,963 (0)	127,296,937 (0)

	Class A	146,977,443 (0)	41,000,347 (0)	177,147,249 (0)
13th Fiscal Year (10/1/08-9/30/09)	Class Y	280,255,780 (0)	76,132,184 (0)	303,110,195 (0)
	Class J	1,250,300 (1,250,300)	4,148,420 (4,148,420)	13,037,910 (13,037,910)
	Class B	390,172 (0)	406,153 (0)	1,509,106 (0)
	Class C	130,592,256 (0)	42,064,857 (0)	215,824,336 (0)
	Class A	211,519,970 (0)	135,581,311 (0)	253,085,908 (0)
14th Fiscal Year (10/1/09-9/3010)	Class Y	186,258,240 (0)	133,376,609 (0)	355,991,826 (0)
	Class J	1,179,600 (1,179,600)	3,610,670 (3,610,670)	10,606,840 (10,606,840)
	Class B	136,307 (0)	276,089 (0)	1,369,324 (0)
	Class C	48,159,881 (0)	55,937,893 (0)	208,046,324 (0)
	Class A	102,026,721 (0)	108,792,537 (0)	246,320,092 (0)
	Admin Class	78,790 (0)	8,759 (0)	70,031 (0)

Note: The	figures in parentheses show those sold, redeemed or outstanding in Japan.

5. STATUS OF INVESTMENT FUND	SCHEDULE A
(1)	Diversification of Investment Portfolio

(As of the end January 2011)

Type of Assets	Name of Country	Market Value Total (USD)	Investment Ratio (%)
Corporate Bonds	United States	5,418,058,487	57.57%
	Canada	102,131,446	1.09%
	United Kingdom	89,149,927	0.95%
	New Zealand	63,331,273	0.67%
	Indonesia	48,141,666	0.51%
	Australia	19,603,057	0.21%
	Singapore	15,141,837	0.16%
	South Korea	6,171,674	0.07%
	Brazil	5,808,333	0.06%
Foreign Government Bonds	Canada	1,078,909,129	11.46%
	Norway	297,851,477	3.17%
	New Zealand	267,108,710	2.84%
	Ireland	158,060,829	1.68%
	Australia	124,976,956	1.33%
	United Arab Emirates	97,337,669	1.03%
	Indonesia	86,051,958	0.91%
	Croatia	54,762,310	0.58%
	Mexico	42,136,318	0.45%
	Brazil	25,703,689	0.27%
	Portugal	24,447,864	0.26%
	Greece	19,145,912	0.20%
	Korea	16,684,740	0.18%
	Iceland	14,611,171	0.16%
	Singapore	11,834,951	0.13%
	Malaysia	1,272,348	0.01%
Government/Agencies	United States	391,300,480	4.16%
Asset-Backed	United States	372,240,936	3.95%
	Canada	24,987,833	0.27%
Convertible Bonds	United States	305,418,930	3.25%
Municipals	United States	41,767,246	0.44%
Bank Loans	United States	18,125,100	0.19%
Short Term Investments	United States	26,330,307	0.28%
Sub-Total		9,268,604,563	98.49%
Cash, Deposit and other assets (after deduction of liabilities)		142,066,933	1.51%
Total (Net Asset Value)		9,410,671,496	100.00%

(Note) Investment Ratio is calculated by dividing the types of asset at their market value by the total net asset value. The same applies hereinafter.

(2) Investment Asset	SCHEDULE B

Names of Major Portfolio (Top 30)

Loomis Sayles Investment Grade Bond

Names of Major Portfolio Securities other than Equity Shares (Top 30)	(As of the end of January 2011)

	Name of Securities	Country	Type	Interest Rate (%)	Maturity	Par Value (Local Currency)		Acquisition Cost (U.S.$)	Market Value (U.S.$)	Investment Ratio (%)
1	Canadian Government	Canada	Foreign Government	2.000	9/1/2012	Canadian$	360,010,000	327,947,992	362,310,958	3.85%
2	Canadian Government	Canada	Foreign Government	5.250	6/1/2012	Canadian$	230,471,000	241,282,038	241,801,791	2.57%
3	U.S. Treasury Bond	United States	Government/ Agencies	4.250	11/15/2040	US$	242,968,800	229,019,918	230,326,890	2.45%
4	Canadian Government	Canada	Foreign Government	3.750	6/1/2019	Canadian$	194,485,000	163,172,756	202,273,334	2.15%
5	Canadian Government	Canada	Foreign Government	4.250	6/1/2018	Canadian$	183,949,000	170,151,416	198,555,067	2.11%
6	New Zealand Government Bond	New Zealand	Foreign Government	6.500	4/15/2013	New Zealand$	206,733,000	151,690,923	168,149,243	1.79%
7	Intel Corp.	United States	Convertible	3.250	8/1/2039	US$	137,016,000	137,016,000	166,303,170	1.77%
8	Deutsche Telekom International Finance BV	United States	Corporate	6.000	7/8/2019	US$	131,306,000	130,581,529	148,433,555	1.58%
9	Norwegian Government	Norway	Foreign Government	4.250	5/19/2017	Norwegian Krone	726,401,000	107,360,597	131,338,543	1.40%
10	Norwegian Government	Norway	Foreign Government	6.500	5/15/2013	Norwegian Krone	587,589,000	102,555,726	110,263,842	1.17%
11	Goldman Sachs Group, Inc. (The)	United States	Corporate	6.750	10/1/2037	US$	96,910,000	78,001,108	97,256,550	1.03%
12	Roche Holdings, Inc.	United States	Corporate	5.000	3/1/2014	US$	88,082,000	87,670,247	96,481,940	1.03%
13	Time Warner Cable, Inc.	United States	Corporate	6.750	7/1/2018	US$	78,178,000	77,751,084	90,542,163	0.96%
14	Kinder Morgan Energy Partners LP	United States	Corporate	5.950	2/15/2018	US$	80,840,000	79,757,383	89,503,865	0.95%
15	Ireland Government Bond	Ireland	Foreign Government	4.500	10/18/2018	Euro	82,723,516	99,430,972	86,877,927	0.92%
16	Citigroup, Inc.	United States	Corporate	6.375	8/12/2014	US$	72,682,000	72,318,629	81,121,398	0.86%
17	Morgan Stanley	United States	Corporate	5.500	7/24/2020	US$	76,631,000	76,268,766	76,612,532	0.81%
18	American General Finance Corp.	United States	Corporate	6.900	12/15/2017	US$	87,676,000	87,024,893	76,278,120	0.81%
19	Lloyds TSB Bank PLC	United Kingdom	Corporate	6.500	9/14/2020	US$	81,622,000	81,139,604	76,198,218	0.81%
20	Ingram Micro, Inc.	United States	Corporate	5.250	9/1/2017	US$	70,969,000	70,967,615	71,901,604	0.76%
21	Citigroup, Inc.	United States	Corporate	5.500	10/15/2014	US$	63,845,000	63,600,550	69,446,250	0.74%
22	Alcoa, Inc.	United States	Corporate	6.150	8/15/2020	US$	64,838,000	64,757,407	68,969,283	0.73%
23	Federal Home Loan Bank	United States	Government/ Agencies	1.875	6/21/2013	US$	66,200,000	67,990,048	67,814,618	0.72%
24	Federal National Mortgage Association	United States	Government/ Agencies	1.625	4/15/2013	US$	66,193,000	66,059,837	67,442,525	0.72%
25	Corning, Inc.	United States	Corporate	7.000	5/15/2024	US$	57,571,000	57,012,201	66,693,586	0.71%
26	Ford Motor Co.	United States	Convertible	4.250	11/15/2016	US$	34,827,000	34,827,000	66,606,637	0.71%
27	International Lease Finance Corp.	United States	Corporate	7.125	9/1/2018	US$	60,419,000	60,416,662	65,101,472	0.69%
28	Equitable Resources, Inc.	United States	Corporate	6.500	4/1/2018	US$	60,038,000	59,721,521	65,097,462	0.69%
29	Credit Suisse Mortgage Capital Certificates	United States	Corporate	5.720	6/15/2039	US$	61,632,812	35,111,443	64,657,997	0.69%
30	JPMorgan Chase Commercial Mortgage Securities Corp.	United States	Corporate	5.818	6/15/2049	US$	59,341,803	36,522,885	63,152,728	0.67%
										9,410,671,496

(3) Result of Past Operation	SCHEDULE C
(A)	Record of changes in Net Asset

Record of changes in net assets at the end of the past 10 fiscal years and at the end of each month within one year prior to the end of February, 2011 is as follows:.

82.13		Total Net Asset Value		Net Asset Value per Share
		USD (thousand)	JPY (million)	USD	JPY
End of 14th FY	Class Y	4,473,001	367,368	12.56	1
(September 30, 2010)	Class J	133,034	10,926	12.54	1
	Class B	17,113	1,405	12.50	1
	Class C	2,593,324	212,990	12.47	1
	Class A	3,092,956	254,024	12.56	1
	Admin Class	879	72	12.55	1
2010 end of March	Class Y	3,800,954	312,172	12.05	990
	Class J	137,006	11,252	12.03	988
	Class B	17,247	1,416	11.99	985
	Class C	2,549,002	209,350	11.96	982
	Class A	3,022,748	248,258	12.04	989
	Admin Class	1	0.08	12.04	989
April	Class Y	3,990,835	327,767	12.20	1,002
	Class J	136,631	11,222	12.17	1,000
	Class B	17,306	1,421	12.13	996
	Class C	2,554,043	209,764	12.10	994
	Class A	2,994,020	245,899	12.19	1,001
	Admin Class	1	0.08	12.19	1,001
May	Class Y	3,942,077	323,763	11.95	981
	Class J	132,201	10,858	11.92	979
	Class B	16,896	1,388	11.88	976
	Class C	2,490,509	204,546	11.85	973
	Class A	2,924,962	240,227	11.94	981
	Admin Class	373	31	11.93	980
June	Class Y	4,014,762	329,732	12.02	987
	Class J	129,227	10,613	12.00	986
	Class B	16,743	1,375	11.95	981
	Class C	2,496,222	205,015	11.92	979
	Class A	2,934,234	240,989	12.01	986
	Admin Class	440	36	12.00	986
July	Class Y	4,192,785	344,353	12.33	1,013
	Class J	132,583	10,889	12.30	1,010
	Class B	17,013	1,397	12.26	1,007
	Class C	2,563,125	210,509	12.23	1,004
	Class A	3,024,365	248,391	12.32	1,012
	Admin Class	617	51	12.31	1,011

(3) Result of Past Operation	SCHEDULE C
(A)	Record of changes in Net Asset

Record of changes in net assets at the end of the past 10 fiscal years and at the end of each month within one year prior to the end of February, 2011 is as follows:.

82.13		Total Net Asset Value		Net Asset Value per Share
		USD (thousand)	JPY (million)	USD	JPY
August	Class Y	4,296,523	352,873	12.36	1,015
	Class J	131,199	10,775	12.33	1,013
	Class B	16,929	1,390	12.29	1,009
	Class C	2,569,412	211,026	12.26	1,007
	Class A	3,052,458	250,698	12.35	1,014
	Admin Class	872	72	12.34	1,013
September	Class Y	4,473,001	367,368	12.56	1,032
	Class J	133,034	10,926	12.54	1,030
	Class B	17,113	1,405	12.50	1,027
	Class C	2,593,324	212,990	12.47	1,024
	Class A	3,092,956	254,024	12.56	1,032
	Admin Class	879	72	12.55	1,031
October	Class Y	4,542,810	373,101	12.67	1,041
	Class J	132,449	10,878	12.65	1,039
	Class B	17,129	1,407	12.61	1,036
	Class C	2,585,392	212,338	12.57	1,032
	Class A	3,118,586	256,129	12.67	1,041
	Admin Class	1,156	95	12.65	1,039
November	Class Y	4,469,406	367,072	12.42	1,020
	Class J	127,816	10,498	12.40	1,018
	Class B	16,544	1,359	12.35	1,014
	Class C	2,488,692	204,396	12.32	1,012
	Class A	2,986,517	245,283	12.41	1,019
	Admin Class	1,166	96	12.40	1,018
December	Class Y	4,397,602	361,175	12.13	996
	Class J	123,768	10,165	12.12	995
	Class B	15,942	1,309	12.07	991
	Class C	2,405,429	197,558	12.04	989
	Class A	2,864,705	235,278	12.13	996
	Admin Class	1,375	113	12.12	995
2011 end of January	Class Y	4,171,214	342,582	12.20	1,002
	Class J	118,209	9,709	12.17	1,000
	Class B	15,538	1,276	12.13	996
	Class C	2,317,895	190,369	12.10	994
	Class A	2,786,105	228,823	12.19	1,001
	Admin Class	1,710	140	12.18	1,000

(3) Result of Past Operation	SCHEDULE C
(A)	Record of changes in Net Asset

Record of changes in net assets at the end of the past 10 fiscal years and at the end of each month within one year prior to the end of February, 2011 is as follows:.

82.13		Total Net Asset Value		Net Asset Value per Share
		USD (thousand)	JPY (million)	USD	JPY
February	Class Y	4,167,459	342,273	12.31	1,011
	Class J	118,902	9,765	12.29	1,009
	Class B	15,411	1,266	12.25	1,006
	Class C	2,255,005	185,204	12.21	1,003
	Class A	2,701,189	221,849	12.31	1,011
	Admin Class	2,362	194	12.29	1,009

(Note 1) Admin Class of shares was converted to Retail Class Shares on May 21, 2003.

(Note 2) Effective September 12, 2003, Retail class shares (“Class R”) of the Fund converted to Class A shares and Institutional Class shares (“Class I”) were converted to Class Y shares. Class B and C shares commenced operations on September 12, 2003.

(Note 3) Admin class was established on February 1, 2010.

(B) Record of distributions paid (for the past 10 Fys)	SCHEDULE D

82.13				Distribution per Share
	Distribution Date	Ex-dividend Date		USD	JPY
5th FY	October 5, 2000	October 2, 2000	Class I	0.052	4.27
			Class R	0.050	4.11
			Class J	0.046	3.78
	November 6, 2000	November 1, 2000	Class I	0.048	3.94
			Class R	0.046	3.78
			Class J	0.042	3.45
	December 6, 2000	December 1, 2000	Class I	0.044	3.61
			Class R	0.042	3.45
			Class J	0.038	3.12
	January 4, 2001	December 29, 2000	Class I	0.052	4.27
			Class J	0.047	3.86
	February 6, 2001	February 1, 2001	Class I	0.052	4.27
			Class J	0.048	3.94
	March 6, 2001	March 1, 2001	Class I	0.049	4.02
			Class J	0.045	3.70
	April 5, 2001	April 2, 2001	Class I	0.057	4.68
			Class J	0.053	4.35
	May 4, 2001	May 1, 2001	Class I	0.052	4.27
			Class J	0.049	4.02
	June 6, 2001	June 1, 2001	Class I	0.052	4.27
			Class J	0.048	3.94
	July 6, 2001	July 2, 2001	Class I	0.045	3.70
			Class J	0.041	3.37
	August 6, 2001	August 1, 2001	Class I	0.043	3.53
			Class J	0.039	3.20
	September 7, 2001	September 4, 2001	Class I	0.046	3.78
			Class J	0.039	3.20
6th FY	October 4, 2001	September 28, 2001	Class I	0.066	5.42
			Class J	0.048	3.94
	November 6, 2001	November 1, 2001	Class I	0.053	4.35
			Class J	0.046	3.78
	November 23, 2001	November 20, 2001	Class I	0.021	1.72
			Class J	0.021	1.72
	December 6, 2001	December 3, 2001	Class I	0.047	3.86
			Class J	0.041	3.37
	January 4, 2002	December 31, 2001	Class I	0.054	4.44
			Class J	0.048	3.94
	February 6, 2002	February 1, 2002	Class I	0.052	4.27
			Admin	0.048	3.94
			Class R	0.050	4.11
			Class J	0.045	3.70
	March 6, 2002	March 1, 2002	Class I	0.047	3.86
			Admin	0.048	3.94
			Class R	0.048	3.94
			Class J	0.042	3.45
	April 4, 2002	April 1, 2002	Class I	0.047	3.86
			Admin	0.043	3.53
			Class R	0.045	3.70
			Class J	0.041	3.37
	May 6, 2002	May 1, 2002	Class I	0.051	4.19
			Admin	0.047	3.86
			Class R	0.049	4.02
			Class J	0.045	3.70
	June 6, 2002	June 3, 2002	Class I	0.050	4.11
			Admin	0.046	3.78
			Class R	0.048	3.94
			Class J	0.043	3.53
	July 5, 2002	July 1, 2002	Class I	0.048	3.94
			Admin	0.044	3.61
			Class R	0.046	3.78
			Class J	0.041	3.37
	August 6, 2002	August 1,2002	Class I	0.049	4.02
			Admin	0.044	3.61
			Class R	0.046	3.78
			Class J	0.042	3.45
	September 6, 2002	September 3, 2002	Class I	0.051	4.19
			Admin	0.047	3.86
			Class R	0.049	4.02
			Class J	0.045	3.70

7th FY	October 4, 2002	October 1, 2002	Class I	0.051	4.19
			Admin	0.047	3.86
			Class R	0.049	4.02
			Class J	0.044	3.61
	November 6, 2002	November 1, 2002	Class I	0.054	4.44
			Admin	0.050	4.11
			Class R	0.052	4.27
			Class J	0.048	3.94
	December 5, 2002	December 2, 2002	Class I	0.051	4.19
			Admin	0.047	3.86
			Class R	0.049	4.02
			Class J	0.045	3.70
	January 6, 2003	December 31, 2002	Class I	0.05399	4.43
			Admin	0.04956	4.07
			Class R	0.05178	4.25
			Class J	0.04736	3.89
	February 6, 2003	February 3, 2003	Class I	0.055	4.52
			Admin	0.050	4.11
			Class R	0.052	4.27
			Class J	0.048	3.94
	March 6, 2003	March 3, 2003	Class I	0.056	4.60
			Admin	0.051	4.19
			Class R	0.053	4.35
			Class J	0.049	4.02
	April 4, 2003	April 1, 2003	Class I	0.054	4.44
			Admin	0.050	4.11
			Class R	0.052	4.27
			Class J	0.047	3.86
	May 6, 2003	May 1, 2003	Class I	0.048	3.94
			Admin	0.043	3.53
			Class R	0.046	3.78
			Class J	0.041	3.37
	June 5, 2003	June 2, 2003	Class I	0.048	3.94
			Class R	0.046	3.78
			Class J	0.041	3.37
	July 7, 2003	July 1, 2003	Class I	0.053	4.35
			Class R	0.052	4.27
			Class J	0.046	3.78
	July 7, 2003	July 1, 2003	Class I	0.1356	11.14
			Class R	0.1356	11.14
			Class J	0.1356	11.14
	August 6, 2003	August 1, 2003	Class I	0.0454	3.73
			Class R	0.0431	3.54
			Class J	0.0382	3.14
	September 5, 2003	September 2, 2003	Class I	0.0558	4.58
			Class R	0.0535	4.39
			Class J	0.0488	4.01
8th FY	October 6, 2003	October 1, 2003	Class Y	0.0531	4.36
			Class J	0.0461	3.79
			Class B	0.0477	3.92
			Class C	0.0477	3.92
			Class A	0.0510	4.19
	November 6, 2003	November 3, 2003	Class Y	0.0542	4.45
			Class J	0.0469	3.85
			Class B	0.0470	3.86
			Class C	0.0470	3.86
			Class A	0.0526	4.32
	November 28, 2003	November 24, 2003	Class Y	0.0703	5.77
			Class J	0.0703	5.77
			Class B	0.0703	5.77
			Class C	0.0703	5.77
			Class A	0.0703	5.77
	December 4, 2003	December 12, 2003	Class Y	0.0790	6.49
			Class J	0.0720	5.91
			Class B	0.0682	5.60
			Class C	0.0682	5.60
			Class A	0.0769	6.32
	January 6, 2004	December 31, 2003	Class Y	0.0516	4.24
			Class J	0.0443	3.64
			Class B	0.0414	3.40
			Class C	0.0429	3.52
			Class A	0.0493	4.05
	February 2, 2004	February 2, 2004	Class Y	0.0516	4.24
			Class J	0.0456	3.75
			Class B	0.0437	3.59
			Class C	0.0443	3.64
			Class A	0.0509	4.18

	March 4, 2004	March 1, 2004	Class Y	0.0486	3.99
			Class J	0.0417	3.42
			Class B	0.0388	3.19
			Class C	0.0411	3.38
			Class A	0.0451	3.70
	April 6, 2004	April 1, 2004	Class Y	0.0487	4.00
			Class J	0.0413	3.39
			Class B	0.0376	3.09
			Class C	0.0392	3.22
			Class A	0.0454	3.73
	May 6, 2004	May 3, 2004	Class Y	0.0488	4.01
			Class J	0.0416	3.42
			Class B	0.0380	3.12
			Class C	0.0390	3.20
			Class A	0.0450	3.70
	June 4, 2004	June 1, 2004	Class Y	0.0497	4.08
			Class J	0.0426	3.50
			Class B	0.0407	3.34
			Class C	0.0395	3.24
			Class A	0.0461	3.79
	July 7, 2004	July 1, 2004	Class Y	0.0484	3.98
			Class J	0.0419	3.44
			Class B	0.0384	3.15
			Class C	0.0387	3.18
			Class A	0.0451	3.70
	August 5, 2004	August 2, 2004	Class Y	0.0497	4.08
			Class J	0.0427	3.51
			Class B	0.0392	3.22
			Class C	0.0393	3.23
			Class A	0.0461	3.79
	September 7, 2004	September 1, 2004	Class Y	0.0516	4.24
			Class J	0.0448	3.68
			Class B	0.0409	3.36
			Class C	0.0411	3.38
			Class A	0.0482	3.96
9th FY	October 6, 2004	October 1, 2004	Class Y	0.0520	4.27
			Class J	0.0469	3.85
			Class B	0.0422	3.47
			Class C	0.0419	3.44
			Class A	0.0488	4.01
	November 4, 2004	November 1, 2004	Class Y	0.0535	4.39
			Class J	0.0458	3.76
			Class B	0.0428	3.52
			Class C	0.0423	3.47
			Class A	0.0496	4.07
	December 6, 2004	December 1, 2004	Class Y	0.0471	3.87
			Class J	0.0397	3.26
			Class B	0.0364	2.99
			Class C	0.0361	2.96
			Class A	0.0434	3.56
	January 4, 2005	December 30, 2004	Class Y	0.4372	35.91
			Class J	0.4292	35.25
			Class B	0.4260	34.99
			Class C	0.4258	34.97
			Class A	0.4337	35.62
	February 4, 2005	February 1, 2005	Class Y	0.0496	4.07
			Class J	0.0422	3.47
			Class B	0.0384	3.15
			Class C	0.0390	3.20
			Class A	0.0457	3.75
	March 4, 2005	March 1, 2005	Class Y	0.0463	3.80
			Class J	0.0397	3.26
			Class B	0.0361	2.96
			Class C	0.0366	3.01
			Class A	0.0428	3.52
	April 6 , 2005	April 1, 2005	Class Y	0.0477	3.92
			Class J	0.0404	3.32
			Class B	0.0368	3.02
			Class C	0.0370	3.04
			Class A	0.0438	3.60
	May 5, 2005	May 2, 2005	Class Y	0.0471	3.87
			Class J	0.0400	3.29
			Class B	0.0365	3.00
			Class C	0.0365	3.00
			Class A	0.0430	3.53
	June 6, 2005	June 1, 2005	Class Y	0.0398	3.27
			Class J	0.0325	2.67
			Class B	0.0288	2.37
			Class C	0.0294	2.41
			Class A	0.0359	2.95

	July 7, 2005	July 1, 2005	Class Y	0.0458	3.76
			Class J	0.0382	3.14
			Class B	0.0352	2.89
			Class C	0.0355	2.92
			Class A	0.0424	3.48
	August 4, 2005	August 1, 2005	Class Y	0.0469	3.85
			Class J	0.0392	3.22
			Class B	0.0357	2.93
			Class C	0.0360	2.96
			Class A	0.0435	3.57
	September 7, 2005	September 1, 2005	Class Y	0.0469	3.85
			Class J	0.0393	3.23
			Class B	0.0358	2.94
			Class C	0.0365	3.00
			Class A	0.0434	3.56
10th FY	October 6, 2005	October 3, 2005	Class Y	0.0467	3.84
			Class J	0.0390	3.20
			Class B	0.0355	2.92
			Class C	0.0359	2.95
			Class A	0.0430	3.53
	November 4, 2005	November 1, 2005	Class Y	0.0435	3.57
			Class J	0.0361	2.96
			Class B	0.0331	2.72
			Class C	0.0329	2.70
			Class A	0.0418	3.43
	December 6, 2005	December 1, 2005	Class Y	0.0485	3.98
			Class J	0.0410	3.37
			Class B	0.0381	3.13
			Class C	0.0383	3.15
			Class A	0.0449	3.69
	January 4, 2006	December 29, 2005	Class Y	0.4791	39.35
			Class J	0.4716	38.73
			Class B	0.4680	38.44
			Class C	0.4685	38.48
			Class A	0.4753	39.04
	February 6, 2006	February 1, 2006	Class Y	0.0489	4.02
			Class J	0.0417	3.42
			Class B	0.0381	3.13
			Class C	0.0387	3.18
			Class A	0.0455	3.74
	March 6, 2006	March 1, 2006	Class Y	0.0470	3.86
			Class J	0.0403	3.31
			Class B	0.0375	3.08
			Class C	0.0378	3.10
			Class A	0.0437	3.59
	April 6, 2006	April 3, 2006	Class Y	0.0485	3.98
			Class J	0.0413	3.39
			Class B	0.0375	3.08
			Class C	0.0383	3.15
			Class A	0.0449	3.69
	May 8, 2006	May 1, 2006	Class Y	0.0505	4.15
			Class J	0.0436	3.58
			Class B	0.0402	3.30
			Class C	0.0405	3.33
			Class A	0.0470	3.86
	June 6, 2006	June 1, 2006	Class Y	0.0502	4.12
			Class J	0.0430	3.53
			Class B	0.0393	3.23
			Class C	0.0397	3.26
			Class A	0.0465	3.82
	July 7, 2006	July 3, 2006	Class Y	0.0495	4.07
			Class J	0.0424	3.48
			Class B	0.0394	3.24
			Class C	0.0394	3.24
			Class A	0.0459	3.77
	August 4, 2006	August 1, 2006	Class Y	0.0502	4.12
			Class J	0.0430	3.53
			Class B	0.0398	3.27
			Class C	0.0400	3.29
			Class A	0.0468	3.84
	September 7, 2006	September 1, 2006	Class Y	0.0498	4.09
			Class J	0.0425	3.49
			Class B	0.0394	3.24
			Class C	0.0396	3.25
			Class A	0.0478	3.93
11th FY	October 5, 2006	October 2, 2006	Class Y	0.0502	4.12
			Class J	0.0430	3.53
			Class B	0.0400	3.29
			Class C	0.0406	3.33
			Class A	0.0473	3.88

	November 6, 2006	November 1, 2006	Class Y	0.0516	4.24
			Class J	0.0442	3.63
			Class B	0.0414	3.40
			Class C	0.0429	3.52
			Class A	0.0493	4.05
	December 6, 2006	December 1, 2006	Class Y	0.0497	4.08
			Class J	0.0424	3.48
			Class B	0.0394	3.24
			Class C	0.0413	3.39
			Class A	0.0475	3.90
	Janaury 4, 2007	December 29, 2006	Class Y	0.1179	9.68
			Class J	0.1104	9.07
			Class B	0.1072	8.80
			Class C	0.1091	8.96
			Class A	0.1157	9.50
	February 6, 2007	February 1, 2007	Class Y	0.0486	3.99
			Class J	0.0411	3.38
			Class B	0.0383	3.15
			Class C	0.0400	3.29
			Class A	0.0463	3.80
	March 6, 2007	March 1, 2007	Class Y	0.0469	3.85
			Class J	0.0405	3.33
			Class B	0.0375	3.08
			Class C	0.0394	3.24
			Class A	0.0450	3.70
	April 5, 2007	April 2, 2007	Class Y	0.0475	3.90
			Class J	0.0403	3.31
			Class B	0.0370	3.04
			Class C	0.0390	3.20
			Class A	0.0451	3.70
	May 7, 2007	May 1, 2007	Class Y	0.0480	3.94
			Class J	0.0410	3.37
			Class B	0.0378	3.10
			Class C	0.0397	3.26
			Class A	0.0460	3.78
	June 6, 2007	June 1, 2007	Class Y	0.0472	3.88
			Class J	0.0399	3.28
			Class B	0.0368	3.02
			Class C	0.0377	3.10
			Class A	0.0441	3.62
	July 6, 2007	July 2, 2007	Class Y	0.0481	3.95
			Class J	0.0412	3.38
			Class B	0.0377	3.10
			Class C	0.0395	3.24
			Class A	0.0458	3.76
	August 6, 2007	August 1, 2007	Class Y	0.0490	4.02
			Class J	0.0418	3.43
			Class B	0.0382	3.14
			Class C	0.0398	3.27
			Class A	0.0464	3.81
	September 7, 2007	September 4, 2007	Class Y	0.0487	4.00
			Class J	0.0417	3.42
			Class B	0.0374	3.07
			Class C	0.0396	3.25
			Class A	0.0461	3.79
12th FY	October 4, 2007	October 1, 2007	Class Y	0.0505	4.15
			Class J	0.0444	3.65
			Class B	0.0400	3.29
			Class C	0.0406	3.33
			Class A	0.0480	3.94
	November 6, 2007	November 1, 2007	Class Y	0.0499	4.10
			Class J	0.0424	3.48
			Class B	0.0385	3.16
			Class C	0.0406	3.33
			Class A	0.0476	3.91
	December 6, 2007	December 3, 2007	Class Y	0.0492	4.04
			Class J	0.0418	3.43
			Class B	0.0377	3.10
			Class C	0.0401	3.29
			Class A	0.0469	3.85
	January 4, 2008	December 28, 2007	Class Y	0.1040	8.54
			Class J	0.0964	7.92
			Class B	0.0927	7.61
			Class C	0.0945	7.76
			Class A	0.1016	8.34
	February 6, 2008	February 1, 2008	Class Y	0.0501	4.11
			Class J	0.0424	3.48
			Class B	0.0390	3.20
			Class C	0.0409	3.36
			Class A	0.0477	3.92

	March 6, 2008	March 3, 2003	Class Y	0.0449	3.69
			Class J	0.0377	3.10
			Class B	0.0342	2.81
			Class C	0.0360	2.96
			Class A	0.0425	3.49
	April 4, 2008	April 1, 2008	Class Y	0.0451	3.70
			Class J	0.0376	3.09
			Class B	0.0340	2.79
			Class C	0.0354	2.91
			Class A	0.0425	3.49
	May 8, 2008	May 1, 2008	Class Y	0.0496	4.07
			Class J	0.0425	3.49
			Class B	0.0390	3.20
			Class C	0.0402	3.30
			Class A	0.0472	3.88
	June 5, 2008	June 2, 2008	Class Y	0.0512	4.21
			Class J	0.0447	3.67
			Class B	0.0412	3.38
			Class C	0.0420	3.45
			Class A	0.0491	4.03
	July 7, 2008	July 1, 2008	Class Y	0.0560	4.60
			Class J	0.0490	4.02
			Class B	0.0455	3.74
			Class C	0.0468	3.84
			Class A	0.0537	4.41
	August 6, 2008	August 1, 2008	Class Y	0.0579	4.76
			Class J	0.0510	4.19
			Class B	0.0481	3.95
			Class C	0.0483	3.97
			Class A	0.0553	4.54
	September 5, 2008	September 2, 2008	Class Y	0.0579	4.76
			Class J	0.0505	4.15
			Class B	0.0451	3.70
			Class C	0.0476	3.91
			Class A	0.0546	4.48
13th FY	October 6, 2008	October 1, 2008	Class Y	0.0538	4.42
			Class J	0.0457	3.75
			Class B	0.0440	3.61
			Class C	0.0438	3.60
			Class A	0.0504	4.14
	November 6, 2008	November 3, 2008	Class Y	0.0574	4.71
			Class J	0.0511	4.20
			Class B	0.0493	4.05
			Class C	0.0490	4.02
			Class A	0.0551	4.53
	December 4, 2008	December 1, 2008	Class Y	0.0580	4.76
			Class J	0.0520	4.27
			Class B	0.0483	3.97
			Class C	0.0503	4.13
			Class A	0.0560	4.60
	January 6, 2009	December 29, 2008	Class Y	0.1848	15.18
			Class J	0.1785	14.66
			Class B	0.1752	14.39
			Class C	0.1769	14.53
			Class A	0.1826	15.00
	February 5, 2009	February 2, 2009	Class Y	0.0477	3.92
			Class J	0.0412	3.38
			Class B	0.0371	3.05
			Class C	0.0396	3.25
			Class A	0.0454	3.73
	March 5, 2009	March 2, 2009	Class Y	0.0463	3.80
			Class J	0.0409	3.36
			Class B	0.0379	3.11
			Class C	0.0394	3.24
			Class A	0.0447	3.67
	Apirl 6, 2009	Apirl 1, 2009	Class Y	0.0491	4.03
			Class J	0.0433	3.56
			Class B	0.0401	3.29
			Class C	0.0409	3.36
			Class A	0.0468	3.84
	May 11, 2009	May 1, 2009	Class Y	0.0456	3.75
			Class J	0.0395	3.24
			Class B	0.0363	2.98
			Class C	0.0378	3.10
			Class A	0.0436	3.58
	June 4, 2009	June 1, 2009	Class Y	0.0471	3.87
			Class J	0.0402	3.30
			Class B	0.0366	3.01
			Class C	0.0383	3.15
			Class A	0.0445	3.65

July 7, 2009	July 1, 2009	Class Y	0.0506	4.16
		Class J	0.0434	3.56
		Class B	0.0408	3.35
		Class C	0.0420	3.45
		Class A	0.0484	3.98
August 6, 2009	August 3, 2009	Class Y	0.0541	4.44
		Class J	0.0463	3.80
		Class B	0.0439	3.61
		Class C	0.0450	3.70
		Class A	0.0518	4.25
September 4, 2009	September 1, 2009	Class Y	0.0521	4.28
		Class J	0.0449	3.69
		Class B	0.0423	3.47
		Class C	0.0429	3.52
		Class A	0.0500	4.11

14th FY	October 6, 2009	October 1, 2009	Class Y	0.0480	3.94
			Class J	0.0409	3.36
			Class B	0.0378	3.10
			Class C	0.0384	3.15
			Class A	0.0454	3.73
	November 6, 2009	November 2, 2009	Class Y	0.0519	4.26
			Class J	0.0441	3.62
			Class B	0.0411	3.38
			Class C	0.0421	3.46
			Class A	0.0494	4.06
	December 4, 2009	December 1, 2009	Class Y	0.0476	3.91
			Class J	0.0402	3.30
			Class B	0.0371	3.05
			Class C	0.0380	3.12
			Class A	0.0452	3.71
	January 6, 2010	December 29, 2009	Class Y	0.0803	6.60
			Class J	0.0725	5.95
			Class B	0.0693	5.69
			Class C	0.0703	5.77
			Class A	0.0777	6.38
	February 4, 2010	February 1, 2010	Class Y	0.0522	4.29
			Class J	0.0450	3.70
			Class B	0.0408	3.35
			Class C	0.0421	3.46
			Class A	0.0496	4.07
	March 4, 2010	March 1, 2010	Class Y	0.0496	4.07
			Class J	0.0427	3.51
			Class B	0.0395	3.24
			Class C	0.0407	3.34
			Class A	0.0474	3.89
			Admin Class	0.0448	3.68
	April 7, 2010	April 1, 2010	Class Y	0.0510	4.19
			Class J	0.0433	3.56
			Class B	0.0396	3.25
			Class C	0.0409	3.36
			Class A	0.0485	3.98
			Admin Class	0.0442	3.63
	May 10, 2010	May 3, 2010	Class Y	0.0503	4.13
			Class J	0.0433	3.56
			Class B	0.0391	3.21
			Class C	0.0404	3.32
			Class A	0.0478	3.93
			Admin Class	0.0463	3.80
	June 4, 2010	June 1, 2010	Class Y	0.0497	4.08
			Class J	0.0421	3.46
			Class B	0.0382	3.14
			Class C	0.0396	3.25
			Class A	0.0471	3.87
			Admin Class	0.0471	3.87
	July 7, 2010	July 1, 2010	Class Y	0.0491	4.03
			Class J	0.0418	3.43
			Class B	0.0381	3.13
			Class C	0.0394	3.24
			Class A	0.0467	3.84
			Admin Class	0.0443	3.64
	August 5, 2010	August 2, 2010	Class Y	0.0450	3.70
			Class J	0.0375	3.08
			Class B	0.0339	2.78
			Class C	0.0349	2.87
			Class A	0.0423	3.47
			Admin Class	0.0395	3.24
	September 7, 2010	September 1, 2010	Class Y	0.0490	4.02
			Class J	0.0412	3.38
			Class B	0.0385	3.16
			Class C	0.0385	3.16
			Class A	0.0463	3.80
			Admin Class	0.0453	3.72
	October 6, 2010	October 1, 2010	Class Y	0.0498	4.09
			Class J	0.0425	3.49
			Class B	0.0398	3.27
			Class C	0.0397	3.26
			Class A	0.0473	3.88
			Admin Class	0.0451	3.70
	November 5, 2010	November 1, 2010	Class Y	0.0510	4.19
			Class J	0.0431	3.54
			Class B	0.0403	3.31
			Class C	0.0403	3.31
			Class A	0.0483	3.97
			Admin Class	0.0464	3.81
15th FY	December 6, 2010	December 1, 2010	Class Y	0.0518	4.25

		Class J	0.0441	3.62
		Class B	0.0414	3.40
		Class C	0.0415	3.41
		Class A	0.0492	4.04
		Admin Class	0.0467	3.84
January 5, 2011	December 28, 2010	Class Y	0.3187	26.17
		Class J	0.3108	25.53
		Class B	0.3080	25.30
		Class C	0.3081	25.30
		Class A	0.3160	25.95
		Admin Class	0.3136	25.76
February 4, 2011	February 1, 2011	Class Y	0.0534	4.39
		Class J	0.0455	3.74
		Class B	0.043	3.53
		Class C	0.043	3.53
		Class A	0.0508	4.17
		Admin Class	0.0489	4.02

SCHEDULE E

(C)	Record of changes in Earnings Ratio (for the past 10 Fys)

Fiscal Year	Class	Earnings Ratio (Note)
5th Fiscal Year	Class I	8.35%
	Class A	N/A
	Class R	3.71% 1)*
	Class J	7.70%
6th Fiscal Year	Class I	7.04%
	Class A	4.10% 2) *
	Class R	4.23% 2) *
	Class J	6.24%
7th Fiscal Year	Class Y	20.24%
	Class A	19.99%
	Class J	19.46%
8th Fiscal Year	Class Y	8.80%
	Class J	7.99%
	Class B	7.65%
	Class C	7.62%
	Class A	8.42%
9th Fiscal Year	Class Y	6.92%
	Class J	6.20%
	Class B	5.76%
	Class C	5.78%
	Class A	6.64%
10th Fiscal Year	Class Y	5.66%
	Class J	4.92%
	Class B	4.51%
	Class C	4.54%
	Class A	5.24%
11th Fiscal Year	Class Y	9.01%
	Class J	8.27%
	Class B	7.95%
	Class C	8.04%
	Class A	8.85%
12th Fiscal Year	Class Y	-4.38%
	Class J	-5.12%
	Class B	-5.52%
	Class C	-5.46%
	Class A	-4.72%
13th Fiscal Year	Class Y	17.50%
	Class J	16.78%
	Class B	16.40%
	Class C	16.58%
	Class A	17.26%
14th Fiscal Year	Class Y	13.16%
	Class J	12.42%
	Class B	12.11%
	Class C	12.24%
	Class A	13.00%
	Admin Class	9.00%(3)*

(Note) Earning Ratio (%) = 100 x (a – b) / b

a = Net Asset Value per share at the end of the fiscal year cum total amount of distributions made during such fiscal year*

* includes dividend and capital gain distributions as of ex-date during each period.

b = Net Asset Value per share after distribution at the end of the previous fiscal year.

The Earning Ratio does not include Sales Charge.

1)	September 30, 2000 (start of operation of the relevant class) – December 18, 2000
2)	January 31, 2002 (start of operation of the relevant classes) – September 30, 2002
3)	February 1, 2010 (start of operation of the relevant class) – September 30, 2010

*	cumulative return

[MHM Final]

II	MANAGEMENT OF THE FUND

1.	Subscription Procedures

a.	Sales in the United States

Investors can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (1-800-633-3330).

The Fund sells its shares at the Net Asset Value next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company or investors’ broker-dealer generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund’s Net Asset Value on that day.

•

By Check All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks, starter checks and credit card convenience checks will not be accepted. When an investor makes an investment by check through the investor’s broker-dealer, the investor will be permitted to redeem that investment however the Fund may withhold payment until the check has cleared or the shares have been in the investor’s account for 15 days.

•	By Wire The investors also may wire subsequent investments by using the following wire instructions. The investors’ bank may charge a fee for transmitting funds by wire.

State Street Bank and Trust Company

ABA No. 011000028

DDA 4133-426-9

Attn: Custody and Shareholder Services

Loomis Sayles Investment Grade Bond Fund (Class J)

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business.

A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described in this document.

The Distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge investors a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Fund’s transfer or other agent or subagent plus the sales charge (the “public offering price”). Further information regarding the sales charge is presented below.

Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested
3.50%	3.63%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. The sales charge is allocated between investor’s broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% of the public offering price. The Fund receives the net asset value of the shares purchased.

“Net asst value” is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Total market value of securities +
Net Asset Value	=	Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on certain U.S. holidays. See the section entitled “Net Asset Value” for more details.

•

The price an investor pays for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this document) after the investor’s order is received by the transfer agent “in good order.” Requests received by the Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Investors should contact their investment dealer to determine whether it has entered into such a contractual agreement. If an investor’s investment dealer has not entered into such a contractual agreement, the investor’s order will be processed at the net asset value next determined after the investor’s investment dealer submits the order to the Fund.

•	A Fund significantly invested in non-U.S. securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, Fund securities are valued as follows:

•

Debt securities (other than short-term obligations) – Based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) – Amortized cost (which approximates market value).

•

Securities traded on non-U.S. exchanges – Market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s net asset value is calculated.

•	Swaps–Market value based on prices supplied by a pricing service, if available, or quotations obtained from broker dealers.

•

Options–Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Exchange-traded index options and Non-U.S. exchange-traded single equity options are valued at the average of the closing bid and asked quotations.

•

Futures–Unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.

•	Non-U.S. Currency Forward Contracts–Interpolated prices from information provided by an independent pricing service.

•	All other securities – Fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Fund’s Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Fund’s Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or non-U.S. markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Trade Activity Monitoring.

If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of investors’ trading activity. However, because of the legal and operational constraints noted above, the Fund and the Distributor will be severely limited in their ability to detect market timing activity, and investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

b.	Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of sales handling company in Japan during the applicable Subscription Period mentioned in “7. Period of Subscription, Part I Information concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information concerning Securities” of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. Shares may be purchased in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The Issue is the net asset value per share next calculated on the day on which the Fund has received such application. The day in Japan is the day when the Distributors in Japan confirm the execution of the order (usually, the next business day in Japan following the day of placement of the order), the settlement shall be made within four business days from the contract day, and investors shall pay the Sales Charge by such payment day.

The sales charge in Japan shall be 3% of the Sales Price. The Sales Price is the Issue Price divided by 0.995 (rounded to the third decimal place).

The Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a transaction report regularly. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Companies can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” in the Rules of Foreign Securities Transactions established by the Association.

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A “Fund business day” is any day on which the Exchange is open for business.

2.	Redemption Procedures

a.	Redemption in the United States

An investor can redeem shares of the Fund any day on which the NYSE is open for business. If investors are redeeming shares that the investors purchased within the past 15 days by check, the investors’ redemption proceeds may be delayed until investors’ payment for the shares clears.

The investor’s redemptions generally will be wired to the investor’s broker-dealer on the first business day after the investor’s request is received in good order, although it may take longer.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed by up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

To redeem shares, send a signed letter of instruction to the investor’s broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which investors are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity), the investor’s address, telephone number, account number, and the number of shares or dollar amount to be redeemed. The investor’s broker-dealer will send the investor’s redemption request to State Street Bank and Trust Company.

If investors have certificates for the shares that the investors want to sell, the investors must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to the investor’s bank account, the investor’s broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

Restriction on buying and selling shares

The Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as non-U.S. securities, high yield securities or small cap securities) may also have increased exposure to these risks.

Due to legal and operational constraints on the Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Fund. However, the Fund reserves the right to suspend or change the terms of purchasing or exchanging Class J shares, and to apply specific limits on frequent trading of Class J shares. In addition, the Fund and the Distributor each reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund, or if the Fund or the Distributor has reason to believe that the purchase or exchange order is that of an underlying shareholder who has or who may plan to engage in disruptive short-term trading.

b.	Redemption in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to State Street Bank through the Sales Handling Company on a Fund Business Day that is also a business day of sales handling companies in Japan. The repurchase of shares in the amount of one share except in the case of a shareholder who is closing an account for whom full and fractional shares will be repurchased.

The price a shareholder in Japan will receive is the net asset value next calculated after the Fund receives the repurchase request from the Distributor in Japan, provided the request is received before the close of regular trading on the Exchange. The payment of the price shall be made in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall ordinarily be on the third business day by the Fund to the Distributor in Japan. The payment for repurchase proceeds shall be made on the fourth business day of sales handling companies in Japan after and including the day when Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement or repurchase request). The Fund may suspend the right of repurchase and may postpone payment for more than seven days if the Exchange is closed (other than for weekends or holidays) or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

3.	Outline of Management of Assets, etc.

(1)	Valuation of assets

The total NAV of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the “NYSE”) is open for trading. The Fund will not price its shares on the following U.S. holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds (“ETFs”), for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by each Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. U.S. domestic exchange-traded single equity option contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of closing bid and asked quotation. Futures are valued at the most recent settlement price. OTC options contracts are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction.

Interest rate swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Credit default swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Forward Non U.S. currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, when the Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board of Trustees that events materially affecting the value of the Fund’s securities have occurred during such period, then these securities may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate its value pursuant to procedures adopted by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in United States and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class J share or the Fund is the NAV per share plus a sales charge.

(2)	Custody of Shares

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributors in Japan. A report of balance of transactions shall be regularly delivered by the Sales Handling Companies to the Japanese Shareholders.

(3)	Duration of the Trust

The Declaration of Trust provides for the perpetual existence of the Trust.

(4)	Accounting year

The Fund’s fiscal year ends on September 30.

(5)	Miscellaneous

(i)	Liquidation:

The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

(ii)	Agreement and Declaration of Trust

Originals or copies of the Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection by the

Shareholders. Originals or copies of the Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article V; (b) on any amendment to this Section 8; (c) on any amendment as may be required by law or by the Trust’s registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any required or permitted to be submitted to Shareholders of one or more Series or classes that, as the Trustees determine, shall affect the Shareholders of one or more Series or classes shall be authorized by a vote of the Shareholders of each Series or class affected and no vote of shareholders of a Series or Class not affected shall be required.

In Japan, material changes in the Declaration of Trust shall be notified to the Japanese Shareholders.

(iii)	Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(iv)	How Performance Is Shown:

Performance Information Yield and Total Return. The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of the Fund’s portfolios and operating expenses of the Trust allocated to each fund. These factors, and possible differences in the methods used in calculating yield and total return and tax-exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield would have been lower if no limitation were in effect.

At any time in the future, yields and total returns may be higher or lower than past yields or total return and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on yield of the Fund to the exclusion of the consideration of share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

(v)	The Procedures concerning the Changes of Contracts between the Related Companies:

Advisory Agreement

This Agreement shall become effective as of the date of its execution, and (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval; (b) this Agreement may at any time be terminated on sixty days’ written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; (c) this Agreement shall automatically terminate in the event of its assignment; (d) this Agreement may be terminated by the Adviser on ninety days’ written notice to the Trust; (e) if the Adviser requires the Trust or the Series to change its name so as to eliminate all references to the words “Loomis” or “Sayles,” then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Termination of this Agreement shall be without payment of any penalty.

Transfer Agency and Service Agreement

This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

Except as provided n Section 10.3 of the Agreement, neither this Agreement nor any rights or obligation under this Agreement may be assigned by either party without written consent of the other party.

This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

This Agreement shall be construed and the provision of this Agreement interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

Custodian Contract

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as provided, may be amended at any time by mutual agreement of the parties to this Agreement and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing.

This Contract shall be construed and the provisions of this Contract interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

Administrative Services Agreement

This Agreement shall become effective as of the date first written in this Agreement and, may be terminated at any time without the payment of any penalty by either party on not less than sixty (60) days’ written notice to the other party.

This Agreement may be amended by the parties to this Agreement only if such amendment is specifically approved by the Trust’s Board of Trustees, and such amendment is set forth in a written instrument executed by each of the parties to this Agreement. At any time, any of the provisions of this Agreement may be waived by the written mutual consent of the parties to this Agreement.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts as then in effect.

Agent Company Agreement

This Agreement shall be effective until terminated upon notice, three (3) months prior to the termination date, in writing to the other party to this Agreement, to the addresses listed in this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

Distribution, Repurchase and Shareholder Servicing Agreement

This Agreement may be terminated by either party upon three (3) months’ prior notice in writing to the other party to this Agreement, to the addresses listed in this Agreement.

This Agreement shall not be assigned by any party to this Agreement without the consent in writing of the other party.

This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, U.S.A.

4	Rights of Shareholders, etc.

(1)	Rights of shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies. Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Shareholders of each fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of a fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and, where applicable, subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by a minimum ten holders of shares having held their shares for a minimum of six months and having a NAV at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect a fund.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)	Rights to receive dividends

The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last day of each month. The Trust’s trustees may change the frequency with which the Fund declares or pays dividends.

(iv)	Right to receive distributions upon dissolution

Upon termination of the Trust or of any one or more Series or Classes of shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of shares of such Series held by the several Shareholders of such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of shares of that Series, provided that any distribution to the Shareholders of a particular Class of shares shall be made to such Shareholders pro rata in proportion to the number of shares of such Class held by each of them.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders’ meetings.

(vi)	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any material matter in the U.S. Registration Statement, or any omission of any statement of material matters to be stated therein or necessary in order not to cause any misunderstanding of an important matter, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2)	Foreign exchange control

In the U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

1)	the receipt of any and all legal claims, actions, proceedings, process, and communications addressed to the Trust or the Fund.

2)	representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau and the Commissioner of the Financial Services Agency of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano

Ken Miura

Attorneys-at-law

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

(4)	Jurisdiction, etc.

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors.

The Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III.	FINANCIAL CONDITIONS OF THE FUND

l.	FINANCIAL STATEMENTS OF THE FUND

[Omitted in this translation.]

2.	CURRENT CONDITION OF THE FUND

Statement of Net Assets

				(As of the end of January 2011)
		U.S.$		Japanese Yen
				(in thousand)
a. Total Asset		9,462,963,712		777,193,210
b. Total Liabilities		52,292,216		4,294,760
c. Total Net Assets (a-b)		9,410,671,496		772,898,450
d. Total Number of Units Outstanding	Class Y	342,028,526	Units
	Class J	9,710,940	Units
	Class B	1,281,107	Units
	Class C	191,633,354	Units
	Class A	228,603,120	Units
	Admin Class	140,423	Units
e. Net Asset Value per Unit	Class Y	12.20		1,002
	Class J	12.17		1,000
	Class B	12.13		996
	Class C	12.10		994
	Class A	12.19		1,001
	Admin Class	12.18		1,000

IV.	SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1.	Transfer of the Shares

The transfer agent for the registered share certificates is State Street Bank and Trust Company, Boston, Massachusetts, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	The Closing Period of the Shareholders’ Book

For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period.

3.	There are no annual shareholders’ meetings. Special shareholders’ meeting may be held from time to time as required by the Declaration of Trust and the Investment Company Act of 1940.

4.	No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST

l.	OUTLINE OF THE TRUST

(1)	Trust

(a)	Amount of Capital

Not applicable.

(b)	Structure of the management of the Trust

Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter. In addition to the foregoing, the trustees of the Trust who are not Interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 shall have the power to hire employees and other agents and experts necessary to carry out their duties, as determined by the trustees of the Trust who are not Interested persons of the Trust in their discretion.

The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article VIII, Section 8, (iii) to the extent provided in Article III, Section 9 as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article VIII, Section 4, (v) to remove Trustees from office to the extent and as provided in Article V, Section 6 and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The number of votes that each whole or fractional Share shall be entitled to vote as to any matter on which it is entitled to vote shall be as specified in the By-Laws. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to that Series or class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders thereof.

Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or outside the Commonwealth of Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 30% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or classes is to vote as a single class separate from any other Shares which are to vote on the same matters as a separate class or classes, 30% of the Shares of each such class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws or by law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expenses of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the

Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust, except with respect to any matters as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such person may be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds’ shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trusts.

Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class with any corporation, trust, association or other organization (a “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with a Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

Unless terminated as provided the Declaration of Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class. Nothing in this Declaration of Trust or the By-Laws shall restrict the power of the Trustees to terminate any Series or class of Shares by written notice to the Shareholders of such Series, whether or not such

Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such Series or class of Shares.

Upon termination of the Trust (or any Series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination.

(2)	Loomis, Sayles & Company, L.P. (the Investment Management Company)

(a)	Amount of Capital Stock of the Investment Management Company

1.	Amount of Capital (issued capital stock at par value):

Not applicable. Provided, however, that the partner capital (as of the end of January, 2011) was US$112,425,422 (approximately ¥9,233 million).

The partner capital during the recent five years is as follows:

End of January 2007	$80,036,212
End of January 2008	$116,158,366
End of January 2009	$101,471,304
End of January 2010	$113,189,215
Eng of January 2011	$112,425,422

2.	Number of authorized shares of capital stock:

Not applicable.

3.	Number of outstanding shares of capital stock:

Not applicable.

4.	Amount of capital:

Not applicable.

(b)	Structure of the management of the Investment Management Company

Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary owed by Natixis Global Asset Management, L.P. (“Natixis US”). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for the Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had approximately $291.8 billion in assets under management or administration as of December 31, 2010.

The Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets.

The Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund legal counsel for the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and costs of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the adviser, or its affiliates, other than affiliated registered investment companies.

The Fund’s advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the adviser upon 90 days’ written notice. The agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the period shown below, pursuant to the advisory agreement Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee waivers and expense assumptions) and bore the following amounts of fee waivers and expense assumptions for the Fund:

	Fiscal Year Ended 9/30/08		Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/10
Fund	Advisory Fees	Fee Waivers*	Advisory Fees	Fee Waivers*	Advisory Fees	Fee Waivers*
Loomis Sayles Investment Grade Bond Fund	$14,927,516	—	$24,655,556	—	$38,345,729	—

*	For the fiscal years ended September 30, 2009, the investment adviser reimbursed class level and other expenses in the amount of $8,509. For the fiscal year ended September 30, 2010, the investment adviser reimbursed class level and other expenses in the amount of $42,738.

Loomis Sayles has given a binding contractual undertaking to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Fund in order to limit its expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rate indicated below. The undertaking is in effect through January 31, 2012, and will be reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above (whether through waiver of its management fee or otherwise) to the extent the class’ expenses in later periods fall below the annual rate set forth in the undertaking. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expenses was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Investment Grade Bond Fund
Class J	1.30%	February 1, 2011

For the fiscal year ended September 30, 2010, expense reimbursements related to the prior fiscal year were recovered by Class J in the amount of $8,509.

In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company and certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Loomis Sayles acts as investment adviser to Loomis Sayles Core Plus Bond Fund, Loomis Sales Growth Fund, Loomis Sayles International Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Disciplined Equity Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles High Income Opportunities Fund, Loomis Sayles Securitized Asset Fund, Loomis Sayles Multi-Asset Real Return Fund and Loomis Sayles Absolute Strategies Fund. Loomis Sayles also provides investment advise to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan has served as an associate portfolio manager of the Fund since September 2006. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Daniel J. Fuss, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss holds the designation of Chartered Financial Analyst and has over 52 years of investment experience.

Kathleen C. Gaffney has served as an associate portfolio manager of the Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Elaine M. Stokes has served as an associate portfolio manager of the Fund since September 2006. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience.

2.	DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

(1)	Trust

The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained Loomis Sayles & Company, L.P., the investment adviser, to render investment advisory services, Natixis Asset Management Advisors, L.P., to render administrative services, and State Street Bank and Trust Company, to hold the assets of the Fund in custody and act as Transfer, Dividend Payment and Shareholder Servicing Agent.

Information Concerning Directors, Officers and Employees

(1)	Trustees and Officers of the Trust

(as at the end of January 2011)

Name	Position(s) Held with Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Experience, Qualifications, Atributes, Skills for Board Menmbership
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.	Trustee since 2003 Contract Review and Governance Committee Member	Douglas Dillion Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker*****	Trustee From 2005 to 2009 and since 2011 for Loomis Sayles Funds I Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain	Trustee since 2003 Contract Review and Governance Committee Member	Chairman (formerly, President and CEO), Cain Brothers & Company, Incorporated (investment banking)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker	Trustee since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp (aerospace, automotive and metal manufacturing)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox	Trustee since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose	Trustee since 2003 Chairperson of the Board of Trustees since 2005 Ex-officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri ****	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail ****	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding [1]	Trustee since 2002 Chief Executive Officer	President, Chairman, Director, and Chief Executive Officer, Loomis Sayles; President	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David Giunta[2]*****	Trustee since 2011 President of the Trust	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer [3]	Trustee since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P., Natixis Global Associates, Inc. and Natixis Global Asset Management, L.P.	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	Each person listed above, except as noted, holds the same position(s) with Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer of U.S. and Asia, Natixis Global Asset Management , L.P.

Name	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years**
OFFICERS
Coleen Downs Dinneen	Secretary, Clerk and Chief Legal Officer	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss	Executive Vice President	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane	Chief Compliance Officer; Assistant Secretary; Anti-Money Laundering Officer	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok	Treasurer, Principal Financial and Accounting Officer	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with its current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the other trusts in the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

(2)	Employees of the Trust

The Trust has no employees.

(2)	Investment Management Company

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds, among other clients. As of the end of January, 2011, Investment Management Company administers and manages the following 48 portfolios, including 11 portfolios of the Trust with the total net asset value is US$ 25,487 million.

Fund List

(as of the end of January 2011)

Fund	Month /Date /Year Established	Principal Characteristics	Total NAV ($ thousand)		NAV per share ($)
LOOMIS SAYLES FUNDS I (10 portfolios)
Loomis Sayles Bond Fund	5/16/1991	Fixed Income/Open	Retail	8,121,869	Retail	14.31
			Inst.	11,212,639	Inst.	14.37
			Admin	263,762	Admin	14.28

Loomis Sayles Global Bond Fund	5/10/1991	Global/Open	Retail	955,874	Retail	16.47
			Inst.	1,311,372	Inst.	16.62

Loomis Sayles Fixed Income Fund	1/17/1995	Fixed Income/Open	Inst.	833,839	Inst.	13.72

Loomis Sayles Institutional High Income Fund	6/5/1996	Fixed Income/Open	Inst.	422,859	Inst.	7.62
Loomis Sayles Intermediate Duration Bond Fund	1/28/1998	Fixed Income/Open	Retail Inst.	1,507 59,226	Retail Inst.	10.41 10.39

Loomis Sayles Investment Grade Fixed Income Fund	7/1/1994	Fixed Income/Open	Inst.	417,004	Inst.	12.63

Loomis Sayles Small Cap Value Fund	5/13/1991	Equity/Open	Retail	446,220	Retail	26.61
			Inst.	544,850	Inst.	26.84
			Admin	85,348	Admin	26.15

Loomis Sayles Inflation Protected Securities Fund	5/21/1991	Fixed Income/Open	Retail	242	Retail	10.96
			Inst.	13,908	Inst.	10.97

Loomis Sayles High Income Opportunities Fund	4/13/2004	Fixed Income/Open	Inst.	67,547	Inst.	10.25

Loomis Sayles Securitized Asset Fund	3/2/2006	Fixed Income/Open	Inst.	655,345	Inst.	11.00

LOOMIS SAYLES FUNDS II (11 portfolios)
Loomis Sayles Mid Cap Growth Fund	12/31/1996	Equity/Open	A	84,250	A	27.54
			C	827	C	27.15
			Y	44,544	Y	28.47

Loomis Sayles Disciplined Equity Fund	7/31/2000	Equity/Open	A	1,916	A	7.82
			B	149	B	7.58
			C	1,598	C	7.50
			Y	32,837	Y	7.87

Loomis Sayles Growth Fund	5/16/1991	Equity/Open	A	31,128	A	5.65
			B	3,773	B	5.35
			C	13,261	C	5.35
			Y	61,897	Y	5.99

Loomis Sayles Value Fund	5/13/1991	Equity/Open	A	152,258	A	19.21
			B	3,461	B	19.32
			C	11,322	C	19.08
			Y	1,095,162	Y	19.23
			Admin	1	Admin	19.19

Loomis Sayles Investment Grade Bond Fund	12/31/1996	Fixed	Y	4,171,214	Y	12.20
		Income/Open	J	118,209	J	12.17
			A	2,786,105	A	12.19
			B	15,538	B	12.13
			C	2,317,895	C	12.10
			Admin	1,710	Admin	12.18

Loomis Sayles Small Cap Growth Fund	12/31/1996	Equity/Open	Retail	102,703	Retail	16.14
			Inst.	89,085	Inst.	16.71

Loomis Sayles Global Markets Fund	5/1/1996	Global/Open	A C Y	88,470 132,168 185,675	A C Y	15.66 15.59 15.71

Loomis Sayles Limited Term Government and Agency Fund	1/3/1989	Fixed Income/Open	A	195,306	A	11.89
			B	3,917	B	11.88
			C	71,134	C	11.90
			Y	101,298	Y	11.93

Loomis Sayles High Income Fund	2/22/1984	Fixed Income/Open	A	74,887	A	5.01
			B	1,036	B	5.02
			C	21,274	C	5.02
			Y	63,731	Y	5.01

Loomis Sayles International	2/1/2008	Global/Open	A	15,452	A	10.82
Bond Fund			C	6,045	C	10.76
			Y	1,718	Y	10.81

Loomis Sayles Strategic Income Fund	5/1/1995	Fixed Income/Open	A	5,667,295	A	14.91
			B	131,175	B	15.00
			C	5,040,040	C	14.99
			Y	2,535,303	Y	14.90
			Admin	10,349	Admin	14.88

NATIXIS ADVISOR FUNDS TRUSTS I and II (5 portfolios)
Natixis U.S. Diversified Portfolio	7/7/1994	Equity/Open	A	319,440	A	25.63
			B	28,127	B	21.98
			C	31,505	C	21.99
			Y	1,300	Y	27.62

Loomis Sayles Core Plus Bond Fund	11/7/1973	Fixed Income/Open	A	200,911	A	12.54
			B	3,808	B	12.59
			C	117,983	C	12.55
			Y	57,017	Y	12.62

Loomis Sayles Absolute Strategies Fund	12/15/2010	Alternatives Fixed Income/Open	A C Y	44,693 7,150 42,788	A C Y	10.17 10.14 10.16

Loomis Sayles Multi-Asset Real Return Fund	9/30/2010	Multi-Asset/Open	A C Y	1,690 7 27,705	A C Y	10.18 10.15 10.18

Natixis Income Diversified Portfolio	11/17/05	Fixed Income/Open	A	36,613	A	10.53
			C	27,948	C	10.50

Unrelated Funds Fund	Month /Date /Year Established	Principal Characteristics	Total NAV ($ thousands)	NAV Per Share ($)
Metropolitan Series Fund – Loomis Sayles Small Cap Core Portfolio (a)	5/2/94	Equity/Open	A - $199.19 (in millions) B - $106.43 (in millions) E -$35.45 (in millions)	A - $169.33 B - $165.91 E - $167.19

Metropolitan Series Fund – Loomis Sayles Small Cap Growth Portfolio (a)	1/5/09	Equity/Open	A - $21.28 (in millions) B - $52.67 (in millions) E - $6.32 (in millions)	A - $7.27 B - $7.09 E - $7.17

Met Investors Series Trust – Loomis Sayles Global Markets Portfolio (a)	5/1/06	Fixed Income & Equity/Open	A $169.1 (in millions) B - $111.3 (in millions)	A - $9.40 B - $9.35

The Managers Fund – Bond Fund (a)	5/84	Fixed Income/Open	$2,173,399	$25.14

The Managers Fund – Global Bond Fund (a)	3/12/02	Fixed Income/Open	$23,687	$18.71

The Managers Fund – Fixed Income Fund (a)	5/18/04	Fixed Income/Open	A - $43,727 B - $3,213 C - $52,170 Y - $44,276	A - $10.78 B - $10.70 C - $10.76 Y - $10.82

Maxim Loomis Sayles Small-Cap Value Portfolio (a)	11/1/94	Equity/Open	$162,586	$15.78

Maxim Loomis Sayles Bond Portfolio (a)	11/1/94	Fixed Income/Open	$348,806	$11.79

GuideStone Funds – Extended Duration Bond Fund (a)	8/27/01	Fixed Income/Open	GS-2 - $71,383 GS-4 - $409,342	GS-2 - $7.19 GS-4 -.$16.19

GuideStone Funds Global Bond Fund (a)	12/29/06	Fixed Income/Open	GS-4 - $222,278	GS-4 - $9.42

USAA Growth Fund (b)	4/5/71	Equity/Open	$629,961	$12.52

USAA Growth & Income Fund (b)	8/1/97	Equity/Open	$1,031,233	$13.06

Saratoga Financial Services Portfolio (c)	1/7/03	Equity/Open	A - $214 B - $4 C - $29 I - $1,216	A -$5.41 B - $5.01 C - $5.00 I - $5.61

Saratoga Large Capitalization Growth Portfolio (c)	9/1/94	Equity/Open	A - $1,084,541 B - $34 C - $936 I - $20,076	A -$14.04 B -$12.74 C -$12.76 I - $14.27

Saratoga Energy & Basic Materials Portfolio (c)	1/7/03	Equity/Open	A - $1,840 B - $51 C - $186 I - $3,143	A -$10.68 B - $9.28 C - $9.21 I - $10.72

3 to 1 Strategic Income Fund (a)	4/25/08	Fixed Income/Open	$47,588	$10.78

Transamerica Loomis Sayles Bond Portfolio (e)	1/1/07	Fixed Income/Open	I - $594,220	I - $11.14

PMC Diversified Equity Fund (c)	11/5/07	Equity/Open	$45,416	$15.34

Northern Funds Multi-Manager High Yield Opportunity Fund (d)	9/23/09	Fixed Income/Open	$532,452	$10.73

MassMutual Select Diversified Value Fund (a)	10/15/04	Equity/Open	A - $35,325 L - $31,796 N - $209 S - $169,225 Y - $30,475	A - $7.42 L - $7.45 N - $7.43 S - $7.46 Y - $7.46

MML Equity Fund (a)	5/2/05	Equity/Open	Initial Class - $767,028 Service Class - $7,049	$15.99 $15.92

Fidelity Rutland Square Trust II – Strategic Advisors Fund (f)	12/30/08	Equity/Open	$6,406,702	$12.75

(a)	As of June 30, 2010
(b)	As of July 31, 2010
(c)	As of August 31, 2010
(d)	As of September 30, 2010
(e)	As of October 31, 2010
(f)	As of November 30, 2010

Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. (Although, technically, the Investment Management Company does not have officers and directors because it is a limited partnership, the officers and directors of the General Partner serve the same function for the Investment Management Company and therefore, assume the same titles. Hereinafter the same.) For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company’s funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

List of Officers and Directors of Loomis, Sayles & Company, L.P.

(as at the end of January, 2011)

Name	Position with Loomis, Sayles & Company, L.P.	Other Business Affiliation
Daniel J. Fuss	Executive Vice President, Vice Chairman and Director	Executive Vice President of the Trust

Robert J. Blanding	President, Chairman, Director and Chief Executive Officer	Trustee and President of the Trust

Kevin P. Charleston	Executive Vice President, Director and Chief Financial Officer	None

Jean S. Loewenberg	General Counsel, Executive Vice President, Director, Secretary and Clerk	None

John F. Gallagher III	Executive Vice President and Director	None

John R. Gidman	Executive Vice President, Chief Information Officer and Director	None

John T. Hailer	Director	Interested Trustee of the Trust

Lauriann C. Kloppenburg	Executive Vice President and Director and Chief Investment Officer-Equity	None

Jaehoon Park	Executive Vice President and Director and Chief Investment Officer-Fixed Income	None

Mark E. Smith	Executive Vice President and Director	None

Pierre P. Servant	Director	Chief Executive Officer, Natixis Global Asset Management

3.	FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted in this translation.]

4.	RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Loomis, Sayles & Company, L.P., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5.	MISCELLANEOUS

(1)	Trust

(a) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b) Amendment to the Declaration of Trust

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article V; (b)

on any amendment to this Section 8; (c) on any amendment as may be required by law or by the Trust’s registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any required or permitted to be submitted to Shareholders of one or more Series or classes that, as the Trustees determine, shall affect the Shareholders of one or more Series or classes shall be authorized by a vote of the Shareholders of each Series or class affected and no vote of shareholders of a Series or Class not affected shall be required.

(c) Transfer of the Business Activities and Capital Situation

Not applicable.

(d) Litigation and Other Significant Events

There is no litigation or no other proceeding in which the Trust is involved. The fiscal year end of the Trust is September 30. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

(2)	Investment Management Company

(a) Election and Removal of Directors

Directors of the General Partner of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with the By-Laws of the General Partner of Investment Management Company.

(b) Results of operations

Officers of the General Partner of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers

Loomis Sayles files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(d) Amendment to the Agreement of Limited Partnership of Investment Management Company, Articles of Organization and By-Laws of its General Partner, Transfer of Business Activities, Capital Situation and Other Important Matters

A change in control of the Investment Management Company would likely constitute an assignment under the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and result in a termination of the investment management contract. Approval of a new investment management contract would require approval by shareholders of the Fund.

(e) Litigation, etc.

During one-year prior to the filing of this document, there has been no litigation or fact which caused or would cause, a material effect to the Fund or the Investment Management Company.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

(A)	State Street Bank and Trust Company (the Transfer Agent, Shareholder Service Agent, Dividend Paying Agent and Custodian)

(1)	Amount of Capital:

    U.S.$17,787 (approximately ¥1,460.8 billion) as at the end of January 2011.

(2)	Description of Business:

State Street Bank and Trust Company, Boston, Massachusetts 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

State Street Bank serves as the Class J shares transfer agent. As such, State Street Bank receives orders for purchase of Class J shares, accepts redemption requests, effect transfers of Class J shares, prepare and transmit payments for dividends and distributions declared by the Fund on behalf of the Class J shares and maintain records of accounts.

(3)	Outline of Business Relationship with the Fund:

State Street Bank and Trust Company provides transfer agent services, shareholder services, dividend paying services and custody services to the Fund.

(B)	Natixis Asset Management Advisors, L.P. (the Administrative Services Agent)

(1)	Amount of Capital:

    U.S.$ 2,919,003 (approximately ¥239.74 million) as at the end of January, 2011

(2)	Description of Business:

Natixis Asset Management Advisors, L.P. provides administrative services to mutual funds and certain other investment vehicles managed by Natixis Asset Management Advisors, L.P. and its affiliates, including Loomis, Sayles & Company, L.P. Natixis Asset Management Services Company, an affiliate of Natixis Advisors, provides certain shareholder servicing function to other mutual funds advised by affiliates of Natixis Asset Management Advisors, L.P.

(3)	Outline of Business Relationship with the Fund:

    Natixis Asset Management Advisors, L.P. provides administrative services to the Fund, including fund treasury and legal services to the Fund and these services consist of, among other things, the preparation, review and filing of the Fund’s semi-annual and annual reports, prospectuses, and registration statements.

(C)	Loomis Sayles Distributors, L.P. (the Distributor)

(1)	Amount of Capital:

    U.S.$1,934,127 (approximately ¥158.85 million) as at the end of January, 2011

(2)	Description of Business:

Under an agreement with the Trust (the “Distribution Agreement”), Loomis Sayles Distributors, L.P. serves as the general distributor of the Class J shares of the Fund. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under United States state and federal securities laws and the distributing its prospectuses to existing shareholders.

The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days’ written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares or by vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

The Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund pays the Distributor, an affiliate of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25 % of the Fund’s average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund’s average net assets attributable to Class J shares. Loomis Sayles Distributors, L.P. may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of Loomis Sayles Distributors, L.P.) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J shares and/or maintenance of shareholder accounts. Loomis Sayles Distributors, L.P. may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the fund and may retain all or any portion of the distribution fee as compensation for Loomis Sayles Distributors, L.P.’s services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the board of trustees, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement as well as by Class J shareholders of the Fund. Loomis Sayles Distributors, L.P. has entered into an agreement with its affiliate, Natixis Asset Management Japan Co., Ltd., to pay a quarterly fee equal to any amounts paid by the Fund to Loomis Sayles Distributors, L.P. pursuant to the Plan, minus any payments made to brokers, dealers or other financial intermediaries with respect to the sale and/or servicing of the Class J Shares. Such fee is paid to compensate Natixis Asset Management Japan Co., Ltd. for marketing services provided in support of the promotion of the sale of Class J Shares.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Trust’s trustees review a quarterly written report of such costs and the purposes for which such costs have been incurred. The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purposes.

The following table provides information on the amount of fees actually paid by Class J shares of the Fund under the Plan during the past three fiscal years.

Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
$1,313,220	$1,144,720	$1,031,665

During the fiscal year ended September 30, 2009, the Distributor’s expenses relating to the Fund’s 12b-1 plan were as follows. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor’s Japanese representative.

Fund	Advertising/ Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters in Japan	Compensation to Broker-Dealers in Japan	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs
Loomis Sayles Investment Grade Bond Fund	$—	$—	$689,858	$62,087	$—	$282,842

(3)	Outline of Business Relationship with the Fund

Loomis Sayles Distributors, L.P. engages in providing marketing services to the Fund.

(D)	Marusan Securities Co., Ltd. (Distributor in Japan and Agent Securities Company)

(1)	Amount of Capital

¥[10 billion] as at the end of January 2011

(2)	Description of Business

Marusan carries on the first financial instruments business in Japan. Marusan engages in handling the sales and redemptions of the fund shares for offering foreign investment funds.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(E)	SMBC Friend Securities Co., Ltd. (Distributor in Japan)

(1)	Amount of Capital

¥[27.27 billion] as at the end of January 2011

(2)	Description of Business

SMBC Friend carries on the first financial instruments business in Japan. SMBC Friend engages in handling the sales and redemptions of the fund shares for foreign investment funds. Effective from April 1, 2004, Izumi Securities Co., Ltd. and SMBC Friend Securities Co., Ltd. are merged and the new trade name becomes SMBC Friend Securities Co., Ltd.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(F)	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan)

(1)	Amount of Capital

[¥3 billion] as at the end of January 2011

(2)	Description of Business

Mitsubishi UFJ Morgan Stanley carries on the first financial instruments business in Japan. Mitsubishi UFJ Morgan Stanley engages in handling the sales and redemptions of the fund shares for foreign investment funds.

(3)	Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(G)	Capital Relationships

N/A.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.	Massachusetts Business Trusts

A.	General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain “voluntary associations” including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B.	Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.	United States Investment Company Laws and Enforcement

A.	General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code of 1986

An investment company is an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a “regulated investment company” under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

B.	Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

C.	Offering Shares to the Public

An investment company (“investment company” or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund’s shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D.	Ongoing Requirements

Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Filing its complete portfolio schedule with the SEC as of the end of its first and third fiscal quarters;

5. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

6. Maintenance of a code of ethics; and

7. Periodic board review of certain fund transactions, dividend payments, and payments under a fund’s distribution plan.

III.	Management of a Fund

The board of directors or trustees of a fund is responsible for generally overseeing the conduct of a fund’s business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund’s investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.	Share Information

A.	Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

B.	Redemption

Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders’ order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C.	Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.	Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A.	Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B.	Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund’s trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C.	Dissolution

Upon liquidation of a fund, Shareholders would normally be entitled to receive a portion of the fund’s net assets in accordance with the proportion of the fund’s outstanding shares owned.

D.	Transferability

Shares of a fund are typically transferable without restriction.

E.	Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.	U.S. Tax Matters

As required by federal law, federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

The Internal Revenue Service (the “IRS”) requires the Fund to withhold (“Backup Withholding”) from amounts paid to a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

(i)	if the shareholder does not provide a correct taxpayer identification number to the Fund;

(ii)	if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to Backup Withholding; or

(iii)	if the shareholder fails to certify to the Fund that the shareholder is not subject to such Backup Withholding because, for example, of the shareholder’s foreign (non-U.S.) status.

The Backup Withholding rate is 28% for amounts paid on or before December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Backup Withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

The following discussion of certain U.S. federal income tax consequences of an investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authorities, all as of the date of this document. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

U.S. Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company (a “RIC”) under Subchapter M of Internal Revenue Code of 1986 as amended (the “Code”). In order to qualify for the special tax treatment accorded RICs under the Code, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar Or related trades or businesses or in the securities of one or more distribute with respect to each taxable year at least 90% of the sum of investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for U.S. federal income tax purposes, and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all or substantially all of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal tax liabilities, if any, and to claim refunds on properly filed U.S. tax returns to the extent the credit exceeds such liabilities. In this event, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if the Fund retains all or a portion of the net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes (see below for a discussion of Capital Gain Dividends), a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a RIC may elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it has been incurred in the succeeding year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98.2% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

U.S. Shareholders

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that is, the excess of net long-term capital gain over net short-term capital loss) and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income.

Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of the Fund will generally qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally, stock acquired with borrowed funds).

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares. A sale, exchange or redemption of shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Shareholders. Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514 (b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income after taking into account deductions for dividends paid by the Fund (see below for discussion of Fund investments in residual interests in REMICs and equity interests in TMPs). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when charitable remainder trusts (“CRTs”) invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

The following discussion addresses the U.S. federal income tax consequences of an investment in the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”).

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by the Fund to a Foreign Person generally are subject to withholding of U.S. federal income tax at a rate of 30%, unless a lower rate is provided for under an applicable tax treaty. For Foreign Persons entitled to benefits under the U.S.-Japan income tax treaty, such dividends generally are subject to withholding of U.S. federal income tax at a reduced rate of 10%.

The dividend withholding rules apply even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

In addition, effective for taxable years of the Fund beginning before January 1, 2012, in general and subject to certain limitations, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a Foreign Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the distribution is attributable to interest paid by a person that is a related person of the Foreign Person of the Foreign Person and the Foreign Person is a controlled corporations) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported as such by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the Fund. The Fund generally intends to report distributions as interest-related dividends and short-term capital gain dividends to the extent permissible. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally will be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from Backup Withholding, a Foreign Person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Persons should consult their tax advisors concerning these requirements and the tax consequences of ownership of shares of the Fund.

Certain Additional Reporting and Withholding Requirements

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, a Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by The Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Tax Consequences of Certain Fund Investments

Certain Fixed-Income and Other Instruments. Certain of a Fund’s investments, including investments in asset-backed securities, mortgage-related securities, debt obligations issued or purchased at a discount, payment-in-kind securities and inflation-indexed bonds may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the required distributions to maintain its qualification as a RIC and avoid a Fund-level tax. A Fund may realize gains or losses from such transactions. In the event a Fund realizes net gains from such transactions, the Fund’s shareholders may receive larger distributions than they would in the absence of such transactions.

Certain Higher-Risk and High Yield Securities. The Fund may invest in below-investment grade fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Taxes. Income received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally does not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the Fund to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products. The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions may be subject to one or more special tax rules (including mark-to-market, notional principal contract, constructive sale, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Investment by the Fund in certain derivative instruments, the Fund’s hedging activities, and the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC.

REMICs and TMPs. The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Foreign Person, will not qualify for any reduction in U.S. federal withholding tax.

VII.	Important Participants in Offering of Mutual Fund Shares

A.	Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B.	Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company’s investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C.	Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principally underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D.	Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E.	Custodian

A custodian’s responsibilities may include, among other things, safeguarding and controlling a fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund’s investments.

IV.	FORM OF FOREIGN INVESTMENT FUND SECURITIES

[Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1)	Front

a.	Name of the Fund

b.	Number of shares represented

c.	Signatures of the Chairman and Transfer Agent

d.	Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)	Back

a.	Space for endorsement

b.	Description concerning delegation of transfer agency]

V.	MISCELLANEOUS

(1)	The followings may be stated in the Japanese Prospectus

1)	Date to start using the Japanese Prospectus.

2)	Ornamental design

3)	“Investors shold carefully read the Japanese Prospectus before purchasing Shares of the Fund.”

4)	“The Fund’s net asset value per share may decline due to interest rate fluctuation, a fall in price of the Fund’s investments and worsening business/finance conditions of issuers of the Fund’s investments. As a result, investors may suffer losses. Any exchange fluctuation may also result in losses of investors. The principal of the investment is not guaranteed.”

5)	“Investors who subscribe to Shares shall enter into an agreement concerning transactions of foreign securities.”

6)	“The provisions of Article 37-6 of the FIEL (the so-called “cooling-off” requirement) do not apply to transactions made in relation to this Fund.”

(2)	The latest performance information may be included in the Japanese Prospectus.